                                                                    Exhibit 10.1

                           WARRANT PURCHASE AGREEMENT

                                     BETWEEN

                              TRIPATH IMAGING, INC.

                                       AND

                         QUEST DIAGNOSTICS INCORPORATED

                             Dated as of May 1, 2004

                           WARRANT PURCHASE AGREEMENT

         This WARRANT PURCHASE AGREEMENT dated as of May 1, 2004 (the "Agreement"), is between TriPath Imaging, Inc., a Delaware corporation ("TriPath"), and Quest Diagnostics Incorporated, a Delaware corporation ("Quest Diagnostics").

                                   WITNESSETH:

         WHEREAS, TriPath and Quest Diagnostics are parties to a Collaboration Agreement effective as of March 1, 2003 (the "Original Collaboration Agreement"), as amended by Amendment #1 to Collaboration Agreement of even date herewith (the "Amendment" and, together with the Original Collaboration Agreement, the "Collaboration Agreement"), pursuant to which TriPath and Quest Diagnostics are entering into an Agreement for the Purchase of Products and Lease of Equipment (the "Product Purchase Agreement") and into this Agreement (terms used and not defined herein shall have the meaning ascribed to them in the Collaboration Agreement).

         WHEREAS, in addition to certain other consideration provided for in the Collaboration Agreement, TriPath has agreed to issue to Quest Diagnostics warrants to purchase shares of TriPath Common Stock, par value $0.01 per share (the "TriPath Stock"), in the amounts and on the terms and conditions contained herein and in such warrants as partial consideration for the commitments made by Quest Diagnostics under the Collaboration Agreement and under the Product Purchase Agreement;

         NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE 1

                         ISSUANCE OF WARRANTS; CLOSINGS

         1.1 Issuance of Warrants; Exercisability. Upon the terms and subject to the conditions contained in this Agreement, and in reliance on the representations and warranties of Quest Diagnostics set forth herein, in fulfillment of its obligations to issue such warrants under Section 8 of the Amendment, TriPath hereby agrees to issue to Quest Diagnostics on the Closing Date (as defined in Section 1.2) warrants (each a "Warrant" and collectively the "Warrants") to purchase an aggregate of up to 4,000,000 shares of TriPath Stock. Each Warrant shall be exercisable for the number of shares of TriPath Stock, at the times and at the exercise price as follows:

                  1.1.1 The Warrant in the form attached hereto as Exhibit A-1 shall be exercisable at any time from and after the Closing Date through the third anniversary of the Closing Date as more specifically set forth in such Warrant for an aggregate of up to 800,000 shares of TriPath Stock at an exercise price of $9.25 per share (as each such figure may be adjusted pursuant to such Warrant).

                  1.1.2 The Warrant in the form attached hereto as Exhibit A-2 shall be exercisable at any time from and after the First Milestone Date (as defined in Exhibit C attached to the Amendment) through the third anniversary of the Closing Date, as more specifically set forth in such Warrant, for an aggregate of up to 200,000 shares of TriPath Stock at an exercise price of $10.18 per share (as each such figure may be adjusted pursuant to such Warrant).

                  1.1.3 The Warrant in the form attached hereto as Exhibit A-3 shall be exercisable at any time from and after the Second Milestone Date (as defined in Exhibit C attached to the Amendment) through the third anniversary of the Closing Date, as more specifically set forth in such Warrant, for an aggregate of up to 500,000 shares of TriPath Stock at an exercise price of $10.64 per share (as each such figure may be adjusted pursuant to such Warrant).

                  1.1.4 The Warrant in the form attached hereto as Exhibit A-4 shall be exercisable at any time from and after the Third Milestone Date (as defined in Exhibit C attached to the Amendment) through the fourth anniversary of the Closing Date, as more specifically set forth in such Warrant, for an aggregate of up to 1,000,000 shares of TriPath Stock at an exercise price of $11.56 per share (as each such figure may be adjusted pursuant to such Warrant).

                  1.1.5 The Warrant in the form attached hereto as Exhibit A-5 shall be exercisable at any time from and after the Fourth Milestone Date (as defined in Exhibit C attached to the Amendment) through the fourth anniversary of the Closing Date, as more specifically set forth in such Warrant, for an aggregate of up to 1,500,000 shares of TriPath Stock at an exercise price of $12.03 per share (as each such figure may be adjusted pursuant to such Warrant).

It shall be a condition to TriPath's obligation to issue any Warrant Shares upon exercise or conversion of any of the Warrants that any required filing of a Notification and Report Form under the Hart-Scott-Rodino Antitrust Improvements Act, as amended (the "HSR Act"), shall have been made and the waiting period (and any extension thereof) applicable to such exercise or conversion under the HSR Act (if any) shall have been terminated or shall have expired. Quest Diagnostics shall notify TriPath whether any such filing would be required as the result of Quest Diagnostics' acquisition of any Warrant Shares upon exercise or conversion; if so required, the parties shall: (a) cooperate in good faith to each file with the United States Federal Trade Commission (the "FTC") and the Antitrust Division of the United States Department of Justice (the "DOJ") any such Notification and Report Form under the HSR Act, (b) promptly supply the other with any information that may be required to make such filing and (c) supply any additional information that may be requested by the FTC or the DOJ and which the parties reasonably deem appropriate. Each Warrant also shall be subject to the other terms and conditions set forth in this Agreement and in the respective form of each Warrant attached hereto as Exhibit A-1, A-2, A-3, A-4 and A-5.

         1.2 The Closing. The closing of the issuance of the Warrants (the "Closing") will be held at the offices of Palmer & Dodge LLP, 111 Huntington Avenue, Boston, Massachusetts 02199, at 11:00 a.m. on the date on which the execution of the Amendment and the Product Purchase Agreement occurs, or at such other time or place, or both, as may be designated by the parties (the "Closing Date").

         1.3 Deliveries at Closing. To effect the issuance of the Warrants pursuant to this Agreement, TriPath will deliver to Quest Diagnostics an executed counterpart of this Agreement together with the Warrants in the forms attached hereto as Exhibits A-1, A-2, A-3, A-4 and A-5, respectively, signed by an authorized officer of TriPath, and Quest Diagnostics will deliver to TriPath an executed counterpart of this Agreement.

                                   ARTICLE 2

                    REPRESENTATIONS AND WARRANTIES OF TRIPATH

         TriPath represents and warrants as of the date hereof to Quest Diagnostics as follows:

         2.1 Organization. TriPath is a corporation validly existing and in good standing under the laws of the State of Delaware with full corporate power and authority to own, lease and operate its assets and to carry on its business as now being and as heretofore conducted.

         2.2 Authorization and Issuance of Warrants. TriPath has taken all necessary corporate action to authorize the issuance and delivery of the Warrants under this Agreement and to reserve for issuance and delivery the shares of TriPath Stock issuable upon exercise or conversion of the Warrants (the "Warrant Shares"). Upon issuance in accordance with the terms of each Warrant, including payment of the respective exercise price, the Warrant Shares shall be duly and validly issued, fully paid and nonassessable, free and clear of all pledges, liens and encumbrances.

         2.3 Authorization and Binding Effect. TriPath has the corporate power and authority to enter into, execute and deliver this Agreement and to perform fully its obligations hereunder. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action on behalf of TriPath. This Agreement has been duly executed and delivered by TriPath and constitutes its legal, valid and binding obligation, enforceable against TriPath in accordance with its terms.

         2.4 No Breach. Except for (a) filings with the Securities and Exchange Commission (the "SEC") under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and (b) any required filing of a Notification and Report Form under the HSR Act, the execution, delivery and performance of this Agreement by TriPath and consummation by it of the transactions contemplated hereby will not (i) violate any provision of the Certificate of Incorporation or by-laws of TriPath, each as amended to date, (ii) violate, conflict with or result in the breach of any of the terms or conditions of, result in modification of, or otherwise give any other contracting party the right to terminate or accelerate obligations under, or constitute (or with notice or lapse of time or both constitute) a default under, any material instrument, contract or other agreement to which TriPath is party or to which it or any of its assets or properties is bound or subject, (iii) violate any law, ordinance or regulation or any order, judgment, injunction, decree or requirement of any court, arbitrator or governmental or regulatory body applicable to TriPath or by which any of its assets or properties is bound or subject or (iv) require any filing with, notice to, or permit, consent or approval of, any governmental or regulatory body, except, with respect to the foregoing clauses (ii) through
(iv), any exception thereto that
would not have a material adverse effect on TriPath's ability to consummate the transactions contemplated hereby.

         2.5 Brokers; Expenses. TriPath has not utilized the services of any broker, finder, agent or similar intermediary in connection with the transactions contemplated hereby and there are no brokerage commissions, finders' fees or similar fees or commissions payable based on any agreement, arrangement or understanding with TriPath or any action taken by it.

         2.6 Authorized Capital. The authorized capital stock of TriPath consists of (i) 98,000,000 shares of TriPath Stock and(ii) 1,000,000 shares of preferred stock, par value $.01 per share ("TriPath Preferred Stock"). As of the close of business on May 3, 2004, 37,985,616 shares TriPath Stock were issued and outstanding, all of which are duly authorized, validly issued, fully paid and nonassessable, (ii) 6,223,510 shares of TriPath Stock were reserved for future issuance pursuant to outstanding options and warrants and (iii) no shares of TriPath Preferred Stock were issued and outstanding.

         2.7 Nasdaq Listing. TriPath has filed with Nasdaq a Notification Form for Listing of Additional Shares covering the Warrant Shares.

                                   ARTICLE 3

               REPRESENTATIONS AND WARRANTIES OF QUEST DIAGNOSTICS

         Quest Diagnostics hereby represents and warrants as of the date hereof to TriPath as follows:

         3.1 Organization. Quest Diagnostics is a corporation validly existing and in good standing under the laws of the State of Delaware. Quest Diagnostics has the corporate power and authority to own and hold the Warrants and the Warrant Shares.

         3.2 Authorization and Binding Effect. Quest Diagnostics has the corporate power and authority to enter into, execute and deliver this Agreement and to perform fully its obligations hereunder. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action on behalf of Quest Diagnostics. This Agreement has been duly executed and delivered by Quest Diagnostics and constitutes its legal, valid and binding obligation, enforceable against Quest Diagnostics in accordance with its terms.

         3.3 No Breach. Except for any required filing of a Notification and Report Form under the HSR Act, the execution, delivery and performance of this Agreement by Quest Diagnostics and consummation by its of the transactions contemplated hereby will not (i) violate any provision of the charter or by-laws of Quest Diagnostics, (ii) violate, conflict with or result in the breach of any of the terms or conditions of, result in modification of, or otherwise give any other contracting party the right to terminate or accelerate obligations under, or constitute (or with notice or lapse of time or both constitute) a default under, any material instrument, contract or other agreement to which Quest Diagnostics is party or to which it or any of its assets or properties is bound or subject, (iii) violate any law, ordinance or regulation or any order, judgment, injunction, decree or requirement of any court, arbitrator or governmental or regulatory body applicable to Quest Diagnostics or by which any of its assets or properties is bound or subject or (iv) require any filing with, notice to, or permit, consent or approval of, any governmental or regulatory body, except, with respect to the foregoing clauses (ii) through (iv), any exception thereto that would not have a material adverse effect on Quest Diagnostics' ability to consummate the transactions contemplated hereby.

         3.4 Brokers; Expenses. Quest Diagnostics has not utilized the services of any broker, finder, agent or similar intermediary in connection with the transactions contemplated hereby and there are no brokerage commissions, finders' fees or similar fees or commissions payable based on any agreement, arrangement or understanding with Quest Diagnostics or any action taken by it.

         3.5      Investment Representations.

                  3.5.1 Quest Diagnostics has received and reviewed and is familiar with TriPath's Annual Report on Form 10-K filed with the SEC for TriPath's fiscal year ending December 31, 2003 and all of TriPath's Quarterly Reports on Form 10-Q and Current Reports on 8-K filed with the SEC since that date.

                  3.5.2 Quest Diagnostics and Quest Diagnostics' representatives have been given the opportunity to examine all documents and to ask questions of, and to receive answers from, TriPath and its representatives concerning the terms and conditions of the acquisition of the Warrants and the Warrant Shares hereunder and the assets, business and prospects of TriPath and to obtain any additional information that Quest Diagnostics or Quest Diagnostics' representatives deem necessary to verify the accuracy of the information that has been provided to Quest Diagnostics for Quest Diagnostics to evaluate the merits and risk of its investment in the Warrants and the Warrant Shares.

                  3.5.3 Quest Diagnostics is not relying on any representations, warranties, or statements, express or implied, of TriPath or any of its respective "affiliates" (as defined in Section 4.3.2 below), directors, officers, employees, agents or representatives, except those expressly set forth in Article 2 of this Agreement. Quest Diagnostics has such knowledge and experience in financial and business matters that it is capable of evaluating the relative risks of the Warrants and the Warrant Shares. Quest Diagnostics and Quest Diagnostics' representatives, including Quest Diagnostics' financial, tax, legal and other advisers, have carefully reviewed all documents furnished to them in connection with Quest Diagnostics' investment in the Warrants and the Warrant Shares, and Quest Diagnostics understands the risks related to such investment.

                  3.5.4 Quest Diagnostics understands that (a) the issuance of the Warrants and of the Warrant Shares upon exercise or conversion of the Warrants, have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), in reliance upon an exemption for private offerings, (b) TriPath is under no obligation to register the issuance of Warrants or, except as set forth in Section 4.1 below, the Warrant Shares, and (b) Quest Diagnostics is acquiring the Warrants and the Warrant Shares without being furnished any offering literature or prospectus.

                  3.5.5 The Warrants and the Warrant Shares are being or will be acquired solely for Quest Diagnostics' own account, for investment and not with a view to or for the resale, distribution, subdivision, or fractionalization thereof in violation of the Securities Act. Quest Diagnostics has no current plans to enter into any contract, undertaking, agreement, or arrangement relating with respect to the Warrants or the Warrant Shares.

                  3.5.6 Quest Diagnostics acknowledges and is aware that (a) the Warrants and the Warrant Shares are characterized as "restricted securities" for purposes of the Securities Act and, as such, cannot be sold, pledged, transferred or otherwise disposed of unless such transaction is registered under the Securities Act and any applicable securities law of any state or other jurisdiction, or an exemption from registration is available, (b) any certificate evidencing the Warrants or the Warrant Shares will bear an appropriate legend to the foregoing effect (as well as to the effect of the additional restrictions set forth in Section 4.2 below) and (c) unless any resale of the Warrants or the Warrant Shares is so registered or an exemption from registration is available there will be no public market for the Warrants or the Warrant Shares.

                                    ARTICLE 4

                                    COVENANTS

         4.1      Registration of Warrant Shares.

                  4.1.1 Demand Registration. At any time following the second anniversary of the Closing Date, if Quest Diagnostics shall notify TriPath in writing that it intends to offer or cause to be offered any Warrant Shares for public sales in accordance with Section 4.2 hereof, TriPath shall, promptly following such notice, use its commercially reasonable efforts to effect the registration of such Warrant Shares on a Registration Statement (as defined in Section 4.1.10 below) on Form S-1 or, if TriPath then meets the eligibility requirements for the use of Form S-3 for the registration of securities in a transaction involving secondary offerings, Form S-3 (or any successor form of Registration Statement promulgated by the SEC that would cover the resale of the Warrant Shares), covering the resale of the Warrant Shares proposed to be offered by Quest Diagnostics; provided, however, that, the reasonably anticipated aggregate price to the public for all Warrant Shares proposed to be sold in such public offering would exceed $1,000,000; and provided further, however, that TriPath shall not be required to effect more than one registration pursuant to this Section 4.1.1 in any twelve (12) month period. If at the time of any request to register Warrant Shares pursuant to this Section 4.1.1, TriPath is engaged or has fixed plans to engage within thirty (30) days of the time of the request in a registered public offering as to which Quest Diagnostics may include Warrant Shares pursuant to Section 4.1.2 or is engaged in any other activity which, in the good faith determination of TriPath's Board of Directors, would be adversely affected by the requested registration to the material detriment of TriPath, then TriPath may at its option direct that such request be delayed for a period not in excess of six (6) months from the effective date of such offering or the date of commencement of such other material activity, as the case may be, such right to delay a request to be exercised by TriPath not more than once in any one (1) year period. Any notification by Quest Diagnostics under this Section 4.1.1 is hereinafter referred to as a "Demand Request."

                  4.1.2    Incidental Registration.

                                    (i)      At any time following the second
anniversary of the Closing Date, if TriPath proposes to file a Registration Statement with the SEC for a public offering and sale of the securities of TriPath either for its own account or the account of a security holder or holders pursuant to demand registration rights (a "Requesting Security Holder"), it will, prior to such filing, give written notice to Quest Diagnostics of its intention to do so and, upon the written request of Quest Diagnostics given within ten (10) trading days after TriPath provides such notice (which request shall state the intended method of disposition of the Warrant Shares and include only such number of Warrant Shares that TriPath may then sell in accordance with
Section 4.2 hereof), TriPath shall use its commercially reasonable efforts to cause all Warrant Shares that TriPath has been requested by Quest Diagnostics to register to be registered under the Securities Act to the extent necessary to permit their sale or other disposition in accordance with the intended methods of distribution specified in the request of Quest Diagnostics; provided, however, that notwithstanding the specified method of distribution, in no circumstance will TriPath be required to effect or participate in any distribution by means of an underwriting and shall do so only in its sole discretion; and provided further, however, that TriPath shall have the right to postpone or withdraw any registration effected pursuant to this Section 4.1.2 at any time before it becomes effective or withdraw, postpone or terminate the offering after it becomes effective without regard to whether Quest Diagnostics has requested TriPath to include Warrant Shares in such registration and without any further obligation to Quest Diagnostics.

                                    (ii)     In connection with any offering
under this Section 4.1.2 involving an underwriting, TriPath shall not be required to include any Warrant Shares in such underwriting unless Quest Diagnostics accepts the terms of the underwriting as agreed upon between TriPath and the underwriters selected by it. If in the opinion of the managing underwriter of an underwritten offering the inclusion in such underwritten distribution of all, or part of, the Warrant Shares would materially and adversely affect such public offering, then TriPath will include in such registration, to the extent of the number that TriPath is so advised can be sold in such offering, (A) first, securities TriPath proposes to sell for its own account, (B) second, securities a Requesting Security Holder proposes to sell (whether through the exercise of demand or incidental registration rights), (C) third, up to the full number of Warrant Shares that TriPath has been requested to register, and (D) fourth, any other securities of TriPath included in such registration by the holders thereof.

                  4.1.3 Registration Procedures. If and whenever TriPath is required by the provisions of this Section 4.1 to use its commercially reasonable efforts to effect the registration of any of the Warrant Shares under the Securities Act, TriPath shall:

                                    (i)      prepare and file with the SEC a
Registration Statement with respect to such Warrant Shares and use its commercially reasonable efforts to cause that Registration Statement to become and remain effective;

                                    (ii)     prepare and file with the SEC any
amendments and supplements to the Registration Statement and the Prospectus (as defined in Section 4.1.10 below) as may be necessary to keep the Registration Statement effective for a period of not less than ninety (90) days from the effective date (excluding for purposes of calculating the ninety (90) day period any period during which Quest Diagnostics is required to discontinue disposition of the Warrant Shares under Section 4.1.4); cause the Prospectus used in connection therewith to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act; and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during the period referred to above in accordance with the intended method or methods of distribution by Quest Diagnostics set forth in such Registration Statement as amended or supplement to the Prospectus used in connection therewith;

                                    (iii)    furnish to Quest Diagnostics and
each managing underwriter, if any, without charge, at least one signed copy of the Registration Statement and every post-effective amendment thereto, including financial statements and schedules, all documents incorporated therein by reference, and all exhibits (including those incorporated by reference); and furnish such number of copies of the Prospectus (including each preliminary Prospectus) and any amendments or supplements thereto as Quest Diagnostics may reasonably request in order to facilitate the public sale or other disposition of the Warrant Shares being sold by Quest Diagnostics;

                                    (iv)     register or qualify the Warrant
Shares covered by the Registration Statement under such securities or "blue sky" laws, if any, as may be applicable of such states of the United States in which TriPath proposes to sell the securities of TriPath; provided, however, that TriPath shall not be required in connection with this paragraph (iv) to qualify as a foreign corporation in any jurisdiction;

                                    (v)      give notice to Quest Diagnostics
(i) when the Prospectus or any Prospectus supplement or post-effective amendment has been filed and, with respect to the Registration Statement or any post-effective amendment, when the same has become effective, (ii) of any request by the Commission or any state securities authority with jurisdiction for amendments and supplements to the Registration Statement and Prospectus or for additional information after the Registration Statement has become effective, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement, (iv) of the issuance by any state securities commission or other regulatory authority with jurisdiction of any order suspending the qualification or exemption from qualification of any of the Warrant Shares under any applicable state securities or "blue sky" laws and
(v) of the happening of any event that makes any statement made in the Registration Statement or related Prospectus untrue or that requires the making of any changes in the Registration Statement or Prospectus so that they will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

                                    (vi)     upon the occurrence of any event
contemplated by Section 4.1.3(v), prepare a supplement or post-effective amendment to the Registration Statement or the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Warrant Shares, the Prospectus will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading;

                                    (vii)    use its best efforts to obtain the
withdrawal at the earliest possible time of any order suspending or preventing the use of any Prospectus or suspending the effectiveness of the Registration Statement or any amendment or supplement thereto or suspending the qualification of any Shares included in such Registration Statement for sale in any jurisdiction;

                                    (viii)   cooperate with Quest Diagnostics
and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Warrant Shares to be sold and not bearing any restrictive legends; enable such Warrant Shares to be in such denominations and registered in such names as Quest Diagnostics or the managing underwriters may request at least two (2) trading days prior to any sale of Warrant Shares to the underwriters; and

                                    (ix)     in connection with any offering
under this Section 4.1 involving an underwriting, enter into an underwriting agreement in customary form.

                  4.1.4 Suspension Period. Upon receipt of a notice under clauses (ii) through (v) of Section 4.1.3(v), Quest Diagnostics will forthwith discontinue disposition of the Warrant Shares pursuant to the Registration Statement until Quest Diagnostics' receipt of copies of the supplemented or amended Prospectus, if any, or until Quest Diagnostics is advised in writing by TriPath that the use of the Prospectus may be resumed and has received copies of any additional or supplemental filings that are incorporated by reference in the Prospectus, and, if so directed by TriPath, Quest Diagnostics will deliver to TriPath all copies, other than permanent file copies then in Quest Diagnostics' possession, of the Prospectus covering the Warrant Shares current at the time of receipt of such notice.

                  4.1.5 Registration Expenses. TriPath will bear all expenses incurred in connection with the registration of the Warrant Shares pursuant to this Section 4.1, including without limitation all printing, legal and accounting expenses incurred by TriPath and all registration and filing fees imposed by the SEC, any state securities commission or the Nasdaq Stock Market or, if the common stock of TriPath is not then listed on such market, the principal national securities exchange or national market system on which TriPath Stock is then traded or quoted. Quest Diagnostics will be responsible for any brokerage commissions, underwriter's discounts or commissions and taxes of any kind (including, without limitation, transfer taxes) with respect to any disposition, sale or transfer of the Warrant Shares and for any legal, accounting and other expenses incurred by Quest Diagnostics.

                  4.1.6    Indemnification.

                                    (i)      Indemnification by TriPath. TriPath
agrees to indemnify and hold harmless, to the full extent permitted by law, Quest Diagnostics and each person who controls Quest Diagnostics within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act (collectively, the "Controlling Persons"), from and against all losses, claims, damages, liabilities and expenses (collectively, the "Damages"), incurred by Quest Diagnostics and any such Controlling Person arising out of or based upon any untrue or alleged untrue statement of material fact contained in a Registration Statement (or any amendment thereto), or any omission or alleged omission to state therein a material fact necessary to make the statements therein in light of the circumstances under which they were made not misleading, or any untrue statement or alleged untrue statement of a material fact contained in any Prospectus (as amended or supplemented if TriPath shall have furnished any amendments or supplements thereto), or any omission or alleged omission to state therein a material fact necessary to make the statements therein in light of the circumstances under which they were made not misleading, except insofar as such Damages arise out of or are based upon any such untrue statement or omission based upon information relating to Quest Diagnostics furnished in writing to TriPath by Quest Diagnostics for use therein; provided, however, that TriPath shall not be liable to Quest Diagnostics under this Section 4.1.6(i) to the extent that any such Damages were caused by the fact that Quest Diagnostics sold the Warrant Shares to a person as to whom it shall be established that there was not sent or given, at or prior to the written confirmation of such sale, a copy of the Prospectus as then amended or supplemented if, and only if (A) TriPath has previously furnished copies of such amended or supplemented Prospectus to Quest Diagnostics and (B) such Damages were caused by any untrue statement or omission or alleged untrue statement or omission contained in the Prospectus so delivered that was corrected in such amended or supplemented Prospectus.

                                    (ii)     Indemnification by Quest
Diagnostics. Quest Diagnostics agrees to indemnify and hold harmless, to the full extent permitted by law, TriPath, its directors and officers and each person, if any, who controls TriPath within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from TriPath to Quest Diagnostics, but only with reference to information relating to Quest Diagnostics furnished in writing to TriPath by Quest Diagnostics for use in the Registration Statement (or any amendment thereto) or any Prospectus (or any amendment or supplement thereto); and Quest Diagnostics shall reimburse TriPath for reasonable legal or other expenses incurred by TriPath in connection with investigating or defending any loss, claim, damage, liability or action giving rise to the Damages incurred by TriPath.

                                    (iii)    Procedure. Each party entitled to
indemnification under this Section 4.1 (the "Indemnified Party") shall give prompt notice of any claim as to which indemnification may be sought to the party required to provide indemnification (the "Indemnifying Party"), provided that failure to give such notice shall not relieve the Indemnifying Party of its obligations hereunder except to the extent of actual prejudice. The Indemnifying Party shall be entitled to assume the defense of any such claim with counsel reasonably satisfactory to the Indemnified Party. The Indemnified Party may participate in such defense at its own expense, provided that the Indemnifying Party will pay such expense if representation of the Indemnified Party by the counsel retained by the Indemnifying Party would be inappropriate due to actual or potential differing interests between the Indemnified Party and any other party represented by such counsel in such proceeding. No Indemnifying Party shall, except with the consent of the Indemnified Party, agree to any settlement that does not include a release of the Indemnified Party from all liability in respect of such claim, and the Indemnified Party shall not settle such claim without the prior written consent of the Indemnifying Party.

                  4.1.7 "Stand-Off" Agreement. Quest Diagnostics, if requested by TriPath and an underwriter of common stock or other securities of TriPath, shall agree not to, directly or indirectly, (i) sell, offer, contract to sell, make any short sale, pledge, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of any of the Warrants, the Warrant Shares or any other securities of TriPath held by Quest Diagnostics or (ii) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences or ownership of any of the Warrants, the Warrant Shares or any other securities of TriPath held by Quest Diagnostics, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of TriPath Stock or other securities, in cash or otherwise (collectively, "Transfer"), during the period commencing ten (10) days prior to and expiring one hundred twenty (120) days following the effective date of a registration statement not covering the Warrant Shares. Such agreement shall be in writing in a form containing reasonable and customary provisions satisfactory to TriPath and such underwriter and reasonably satisfactory to Quest Diagnostics. TriPath may impose stop transfer instructions with respect to the Warrant Shares or other securities subject to the foregoing restriction until the end of the stand-off period. Quest Diagnostics' obligations under this
Section 4.1.7 shall terminate at such time as all Warrant Shares (a) have been disposed of or sold either in accordance with a Registration Statement covering Warrant Shares, pursuant to Rule 144 under the Securities Act, and/or in any manner to a person or entity that is not entitled to the rights under this
Section 4.1 and/or (b) all Warrant Shares not disposed of or sold in accordance with the preceding clause (a) may be sold (1) in any three (3) month period pursuant to Rule 144 under the Securities Act or (2) pursuant to Rule 144(k) under the Securities Act and, in either case under this clause (b) Quest Diagnostics shall have acknowledged in writing that TriPath's obligations under this Section 4.1 shall have terminated.

                  4.1.8 Information by Quest Diagnostics. Quest Diagnostics shall furnish to TriPath such information regarding Quest Diagnostics and the distribution proposed by Quest Diagnostics as TriPath may request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Section 4.1.

                  4.1.9    Termination. TriPath's obligations under this Section
4.1 shall terminate with respect to any Warrant Shares, at such time as such Warrant Shares (a) have been disposed of in accordance with a Registration Statement covering such Warrant Shares, (b) have been sold pursuant to Rule 144 under the Securities Act or (c) have been sold in any manner to a person or entity that is not entitled to the rights under this Section 4.1. TriPath's obligations under this Section 4.1 shall be suspended during any period during which the Warrant Shares (a) may be sold in any three (3) month period pursuant to Rule 144 under the Securities Act or (b) may be sold pursuant to Rule 144(k) under the Securities Act.

                  4.1.10 Certain Definitions. As used in this Section 4.1, the following terms have the following meanings:

                                    (i)      "Prospectus" means the prospectus
included in any Registration Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A under the Securities Act), as amended or supplemented by any prospectus supplement, and by all other amendments and supplements to the prospectus, including post-effective amendments, and in each case including all material incorporated by reference or deemed to be incorporated by reference in such prospectus.

                                    (ii)     "Registration Statement" means any
registration statement of TriPath (other than a registration statement on Form S-8 or Form S-4, or their successors, or any registration statement covering only securities proposed to be issued in exchange for securities or assets of another corporation) that covers the Warrant Shares pursuant to the provisions of this Section 4.1 and all amendments and supplements to any such registration statement, including post-effective amendments, in each case including the Prospectus, all exhibits, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

         4.2 Lock-Up of Warrants and Warrant Shares. Quest Diagnostics hereby agrees that it will not directly or indirectly, (i) sell, offer, contract to sell, make any short sale, pledge, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of any of the Warrants or the Warrant Shares or (ii) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences or ownership of any of the Warrants or the Warrant Shares, whether any such transaction described in clause (i) or
(ii) above is to be settled by delivery of TriPath Stock or other securities, in cash or otherwise (collectively, "Transfer"); provided, however, that Quest Diagnostics may Transfer up to fifty percent (50%) of the Warrant Shares then issuable upon exercise or conversion of exercisable or convertible Warrants after the second anniversary of the Closing Date; and provided further, however, that Quest Diagnostics may, in any event, Transfer any then outstanding Warrant Shares after the third anniversary of the Closing Date. Quest Diagnostics acknowledges and agrees that any certificate evidencing the Warrants or the Warrant Shares shall bear an appropriate legend identifying the foregoing restrictions (as well as the Securities Act legend contemplated by Section 3.5.6 above).

         4.3      Standstill.

                  4.3.1    Quest Diagnostics agrees that, for a period of four
(4) years from the Closing Date, unless specifically invited in writing to do so by the Board of Directors of TriPath, neither Quest Diagnostics nor any its affiliates will, directly or indirectly:

                                    (i)      acquire, offer, seek, propose or
agree to acquire by purchase or otherwise, individually or by joining a partnership, limited partnership, syndicate or other "group" (as such term is used in Section 13(d)(3) of the Exchange Act) (any such act, to "acquire"), any
(i) assets or businesses of TriPath or (ii) securities of TriPath entitled to vote, or securities convertible into or exercisable or exchangeable or redeemable for such securities (collectively, "Voting Securities");

                                    (ii)     form, join, participate in or
encourage the formation of a partnership, limited partnership, syndicate or other group for the purpose of acquiring, holding or disposing of assets or businesses of TriPath or Voting Securities;

                                    (iii)    make, or in any way participate in,
directly or indirectly, any "solicitation" of "proxies" (as such terms are defined or used in Regulation 14A under the Exchange Act) or become a "participant" in any "election contest" (as such terms are defined or used in Rule 14a-11 under the Exchange Act) with respect to TriPath, or initiate, propose or otherwise solicit stockholders of TriPath for the approval of one or more stockholder proposals with respect to TriPath or induce or attempt to induce any other person to initiate any stockholder proposal;

                                    (iv)     act, directly or indirectly, alone
or in concert with others, to seek to control the management, Board of Directors, policies or affairs of TriPath, or solicit, propose, seek to effect or negotiate with any other person with respect to any form of business combination transaction involving, directly or indirectly, TriPath or any of its subsidiaries, or any restructuring, recapitalization or similar transaction with respect to TriPath, or announce or disclose an intent, purpose, plan or proposal with respect to TriPath or any Voting Securities inconsistent with the provisions of this Section 4.3;

                                    (v)      encourage any person, or directly
or indirectly participate, aid and abet or otherwise induce any person or engage in any of the actions prohibited by this Section 4.3 or to engage in any actions consistent with such prohibitions;

                                    (vi)     enter into any discussions,
negotiations, arrangements or understandings with any third party with respect to any of the foregoing;

                                    (vii)    other than pursuant to the
Collaboration Agreement or the Product Purchase Agreement or Section 4.1 of this Agreement, take any actions reasonably likely to require TriPath to make public disclosure regarding such matters;

                                    (viii)   make any request to amend or waive
any provision of this Section 4.3; or

                                    (ix)     disclose any intention, plan or
arrangement inconsistent with the foregoing.

                  4.3.2 For purposes of this Section 4.3, the invitation of TriPath's Board of Directors shall be with the approval of a majority of those individuals who are either: (a) members of TriPath's Board of Directors as of the date hereof (the "Current Directors"); or (b) new members elected after the date hereof by a majority of the Current Directors and any new members previously elected pursuant to this clause (b). The term "affiliate" as used in this Agreement shall have the meaning ascribed to such term in Rule 12b-2 under the Exchange Act, but shall not include directors or officers of Quest Diagnostics acting in their individual capacities.

                                   ARTICLE 5

                                  MISCELLANEOUS

         5.1 Assignment. This Agreement may not be assigned or otherwise transferred by either TriPath or Quest Diagnostics without the prior written consent of the other party; provided, however, that each of the parties may, without such consent, assign this Agreement (together with the Warrants) and its rights and obligations hereunder (and under the Warrants) to an affiliate or in connection with the transfer or sale of all or substantially all of its business, or in the event of its merger or consolidation or change in control or similar transaction. Any purported assignment in violation of the preceding sentences shall be void. Any permitted assignee shall assume in writing all obligations of its assignor under this Agreement in writing.

         5.2 Severability. Should one or more provisions of this Agreement be or become invalid, the parties hereto shall substitute, by mutual consent, valid provisions for such invalid provisions, which such valid provisions in their economic effect are sufficiently similar to the invalid provisions so that it can be reasonably assumed the parties would have entered into this Agreement with such valid provisions. In case such valid provisions cannot be agreed upon, the invalidity of one or several provisions of this Agreement shall not affect the validity of this Agreement as a whole, unless the invalid provisions are of such essential importance to this Agreement that it is to be reasonably assumed that the parties would not have entered into this Agreement without the invalid provisions.

         5.3 Notices. Any notice or other communication required or permitted to be given or made under this Agreement by one of the parties hereto to the other shall be in writing, delivered personally or by facsimile (and promptly confirmed by personal delivery or courier) or by next business day delivery service of a nationally recognized overnight courier service (signature required), addressed to such other party at its address indicated below, or to such other address as the addressee shall have last furnished in writing to the addressor in accordance with this Section 5.3 and shall be effective upon receipt by the addressee.

      If to Quest Diagnostics:      Quest Diagnostics Incorporated
                                    One Malcom Avenue
                                    Teterboro, New Jersey  07608
                                    Attention:  General Counsel
                                    Telephone (201) 393-5000
                                    Facsimile: (210) 393-5289

      with a copy to:               Quest Diagnostics Incorporated
                                    1290 Wall Street
                                    Lyndhurst, New Jersey  07071
                                    Attention: Vice President Anatomic Pathology
                                    Telephone:  (201) 729-8493
                                    Facsimile: (201) 729-8923

      If to TriPath:                TriPath Imaging, Inc.
                                    780 Plantation Drive
                                    Burlington, North Carolina  27218
                                    Attention:  General Counsel
                                    Telephone:  (800) 426-2176
                                    Facsimile:  (336) 290-8740
      with a copy to:               Palmer & Dodge LLP
                                    111 Huntington Avenue
                                    Boston, Massachusetts  02199
                                    Attention:  James T. Barrett, Esq.
                                    Telephone:  (617) 239-0385
                                    Facsimile:  (617) 227-4420

         5.4 Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to any choice of law principle that would dictate the application of the laws of another jurisdiction.

         5.5 Entire Agreement; Amendments. This Agreement and Exhibits A-1, A-2, A-3, A-4, and A-5 hereto, together with the Collaboration Agreement and the Exhibits thereto, contains the entire understanding of the parties with respect to the subject matter hereof and supersedes and terminates all prior and contemporaneous agreements and understandings between the parties, whether oral or in writing. All express or implied agreements and understandings, either oral or written, heretofore made are expressly merged in and made a part of this Agreement. This Agreement may be amended, or any term hereof modified, only by a written instrument duly executed by the parties hereto.

         5.6 Rules of Construction The parties hereto agree that they have been represented by counsel during the negotiation and execution of this Agreement and, therefore, waive the application of any law, regulation, holding or ruling of construction providing that ambiguities in an agreement or other document will be construed against the party drafting such agreement or document.

         5.7 Headings. The captions to the several Articles and Sections hereof are not a part of this Agreement, but are merely guides or labels to assist in locating and reading the several Articles and Sections hereof.

         5.8 Waiver. The waiver by either party hereto of any right hereunder or of the failure to perform or of a breach by the other party shall not be deemed a waiver of any other right hereunder or of any other breach or failure by said other party whether of a similar nature or otherwise.

         5.9 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be exchanged by facsimile if mutually agreed by the parties.

                            [SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, Quest Diagnostics and TriPath have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized, as of the day and year first above written.

                         TRIPATH IMAGING, INC.

                         By:               /s/   Paul R. Sohmer
                            --------------------------------------------------
                                   Name:  Paul R. Sohmer, M.D.
                                   Title:  Chairman, President & CEO

                         QUEST DIAGNOSTICS INCORPORATED.

                         By:               /s/   Leo C. Farrenkopf
                            -----------------------------------------
                                   Name:  Leo C. Farrenkopf, Jr.
                                   Title:  Vice President

                                TABLE OF CONTENTS

                                                                                                                       PAGE
ARTICLE 1             ISSUANCE OF WARRANTS; CLOSINGS............................................................         1

         1.1      Issuance of Warrants; Exercisability..........................................................         1

         1.2      The Closing...................................................................................         2

         1.3      Deliveries at Closing.........................................................................         3

ARTICLE 2             REPRESENTATIONS AND WARRANTIES OF TRIPATH.................................................         3

         2.1      Organization..................................................................................         3

         2.2      Authorization and Issuance of Warrants........................................................         3

         2.3      Authorization and Binding Effect..............................................................         3

         2.4      No Breach.....................................................................................         3

         2.5      Brokers; Expenses.............................................................................         4

         2.6      Authorized Capital............................................................................         4

         2.7      Nasdaq Listing................................................................................         4

ARTICLE 3             REPRESENTATIONS AND WARRANTIES OF QUEST DIAGNOSTICS.......................................         4

         3.1      Organization..................................................................................         4

         3.2      Authorization and Binding Effect..............................................................         4

         3.3      No Breach.....................................................................................         4

         3.4      Brokers; Expenses.............................................................................         5

         3.5      Investment Representations....................................................................         5

ARTICLE 4             COVENANTS.................................................................................         6

         4.1      Registration of Warrant Shares................................................................         6

         4.2      Lock-Up of Warrants and Warrant Shares........................................................        12

         4.3      Standstill....................................................................................        12

ARTICLE 5             MISCELLANEOUS.............................................................................        13

         5.1      Assignment....................................................................................        13

         5.2      Severability..................................................................................        14

         5.3      Notices.......................................................................................        14

         5.4      Applicable Law................................................................................        15

         5.5      Entire Agreement; Amendments..................................................................        15

                                TABLE OF CONTENTS

                                   (CONTINUED)

                                                                                                               PAGE
                                                                                                               ----
5.6      Rules of Construction.........................................................................        15

5.7      Headings......................................................................................        15

5.8      Waiver........................................................................................        15

5.9      Counterparts..................................................................................        15

                                                                     EXHIBIT A-1

THE SECURITIES REPRESENTED BY THIS CERTIFICATE OR ISSUABLE UPON EXERCISE OR CONVERSION HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAW AND MAY NOT BE TRANSFERRED EXCEPT (i) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR (ii) UPON FIRST FURNISHING TO THE COMPANY AN OPINION OF COUNSEL SATISFACTORY TO IT AND ITS COUNSEL THAT SUCH TRANSFER IS NOT IN VIOLATION OF THE REGISTRATION REQUIREMENTS OF THE ACT OR ANY STATE SECURITIES LAW. THE TRANSFER OR EXCHANGE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE OR ISSUABLE UPON EXERCISE OR CONVERSION HEREOF ARE FURTHER RESTRICTED AS DESCRIBED HEREIN AND IN A CERTAIN WARRANT PURCHASE AGREEMENT BETWEEN THE COMPANY AND THE REGISTERED OWNER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE OR ISSUABLE UPON EXERCISE OR CONVERSION HEREOF (OR SUCH OWNER'S PREDECESSOR IN INTEREST).

                              TRIPATH IMAGING, INC.

                        WARRANT TO PURCHASE COMMON STOCK

         This certifies that, for value received, Quest Diagnostics Incorporated, a Delaware corporation (the "Holder"), is entitled to subscribe for and purchase 800,000 shares (subject to adjustment from time to time pursuant to the provisions of Section 3 hereof) of Common Stock of TriPath Imaging, Inc., a Delaware corporation (the "Company"), at the initial exercise price of $9.25 per share, subject to adjustment from time to time pursuant to the provisions of Section 3 hereof (the "Warrant Price"), subject to the provisions and upon the terms and conditions hereinafter set forth.

         As used herein, the term "Common Stock" shall mean the Company's Common Stock, par value $0.01 per share, and any stock or other security into or for which such Common Stock may hereafter be converted or exchanged.

         This Warrant to purchase Common Stock (this "Warrant") is issued pursuant to that certain Warrant Purchase Agreement dated as of May 1, 2004 (the "Warrant Purchase Agreement"), between the Holder and the Company, reference to which is hereby made for a statement of certain of the terms and conditions relating to this Warrant.

         The shares of Common Stock issuable upon exercise or conversion of this Warrant are referred to herein as "Warrant Shares."

         1. Term of Warrant. The purchase or conversion right represented by this Warrant is exercisable, in whole or in part, at any time during the period beginning on the date hereof and ending at 5:00 p.m. Burlington, North Carolina time on the third anniversary of the date hereof.

                                                                           A-1-1

         2.       Exercise or Conversion of Warrant.

         2.1. Procedure for Exercise. Subject to Section 1 hereof, this Warrant may be exercised by the Holder hereof as to the whole or any lesser number of the Warrant Shares covered hereby, by the surrender of this Warrant (with the election at the end hereof duly executed) to the Company at its main office at 780 Plantation Drive, Burlington, North Carolina (the "Main Office"), or at such other place as may be designated in writing by the Company, together with a certified or bank check payable to the order of the Company (or contemporaneous wire transfer to an account in a bank located in the United States designated for such purpose by the Company) in an amount equal to the Warrant Price multiplied by the number of Warrant Shares for which such Warrants are being exercised or converted.

         2.2. Procedure for Conversion. Subject to Section 1 hereof, this Warrant may, in lieu of paying the Warrant Price in cash, be converted by the Holder hereof as to the whole or any lesser number of the Warrant Shares covered hereby, into the number of Warrant Shares calculated pursuant to the following formula by the surrender of this Warrant (with the election at the end hereof duly executed) to the Company at the Main Office:

         X = Y (A - B)
             --------
                 A

         where  X  =     the number of shares of Common Stock to be issued to
                         the holder;
                Y  =     the number of shares of Common Stock subject to this
                         Warrant being surrendered for conversion;
                A  =     the fair market value of one share of Common Stock; and
                B  =     the Warrant Price

         As used herein, the "fair market value" of a share of Common Stock shall mean the closing price per share of the Company's Common Stock on the principal national securities exchange on which the Common Stock is then listed or admitted to trading or, if not then listed or admitted to trading on any such exchange, on the Nasdaq National Market, or if not then listed or traded on any such exchange or market, the bid price per share on the Nasdaq Small Cap Market or, in the sole discretion of the Board of Directors of the Company, any other over-the-counter market, including the OTC Bulletin Board, which reports bid and asked or last sale prices and volume of sales, in each case volume-weighted averaged over the last ten (10) consecutive trading days before the day on which notice of exercise duly executed and this Warrant are duly delivered to the Company. If at any time such quotations are not available, the current fair market value of a share of Common Stock shall be the highest price per share that the Company could obtain from a willing buyer (not a then current employee or director) for shares of Common Stock sold by the Company, as determined in good faith by the Board of Directors of the Company, unless the Company shall become subject to a merger acquisition or other consolidation pursuant to which the Company will not be the surviving party, in which case the current fair market value of a share of Common Stock shall be deemed to be the value received by the holders of the Company's Common Stock for each share of Common Stock pursuant to such transaction.

         2.3. Certificate for Warrant Shares. As soon as practicable (but in any event within ten (10) days) after each such exercise or conversion of this Warrant, the Company shall issue

                                                                           A-1-2
and deliver to the Holder a certificate or certificates for the Warrant Shares issuable upon such exercise or conversion, registered in the name of the Holder or its designee. The Holder will be deemed for all purposes to be the Holder of the shares of Warrant Shares so purchased as of the first trading day following the date of such exercise. If this Warrant should be exercised or converted in part only, the Company shall, upon surrender of the certificate evidencing this Warrant for cancellation, execute and deliver a new Warrant certificate evidencing the right of the Holder to purchase the balance of the Warrant Shares (or portions thereof) subject to purchase hereunder.

         2.4. Taxes. The Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the issue and delivery of any certificate in a name other than that of the Holder, and the Company shall not be required to issue or deliver any such certificate unless and until the person or persons requesting the issue thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

         2.5. Fractional Shares. The Company shall not be required to issue fractions of shares of Common Stock or other capital stock of the Company upon the exercise or conversion of this Warrant. If any fraction of a share would be issuable on the exercise or conversion of this Warrant, the Company shall purchase such fraction for an amount in cash equal to the same fraction of the fair market value of such share of Common Stock on the date of exercise or conversion of this Warrant, determined in accordance with Section 2.2 hereof.

         3. Adjustments. Subject to the provisions of this Section 3, the Warrant Price in effect and the number of Warrant Shares issuable upon exercise or conversion hereof from time to time shall be subject to adjustment as follows:

         3.1. Stock Dividend, Split, Combination and Certain Reclassifications. If the Company shall at any time after the date hereof (i) declare a dividend on the outstanding Common Stock payable in shares of its Common Stock, (ii) subdivide the outstanding Common Stock, (iii) combine the outstanding Common Stock into a smaller number of shares, or (iv) issue any shares of its Common Stock by reclassification in connection with a consolidation or merger in which the Company is the continuing corporation, then, in each such case, the Warrant Price in effect and the number of Warrant Shares issuable upon exercise or conversion hereof at the time of the record date for such dividend or of the effective date of such subdivision, combination or reclassification, shall be proportionately adjusted so that the Holder hereof after such time shall be entitled to receive upon exercise or conversion hereof the aggregate number and kind of shares that such Holder would have owned upon exercise or conversion of this Warrant immediately before such time and been entitled to receive by virtue of such dividend, subdivision, combination or reclassification.

         3.2. Readjustment. If an adjustment is made under Section 3.1 and the event to which the adjustment relates does not occur or is rescinded, then any adjustments in the Exercise Price or the number of Warrant Shares that were made in accordance with such section shall be adjusted back to the Exercise Price and the number of Warrant Shares that were in effect immediately before the date of or record date for such event.

                                                                           A-1-3

         3.3. Certificate of Adjustment. Whenever there shall be an adjustment as provided in this Section 3, the Company shall within thirty (30) days after such adjustment cause written notice thereof to be sent by registered or certified mail, postage prepaid, to the Holder, at its address set forth in
Section 5.3 of the Warrant Purchase Agreement, which notice shall be accompanied by an officer's certificate setting forth the number of Warrant Shares issuable hereunder and the Exercise Price thereof after such adjustment and setting forth a brief statement of the facts requiring such adjustment and the computation thereof. The Company may, but is not obligated to, retain a firm of independent public accountants of recognized national standing (who may be any such firm regularly employed by the Company) to make any computation required under this
Section 3, and a certificate signed by such firm shall be conclusive evidence of the correctness of the computation made under this Section 3 absent manifest error.

         3.4. Limitations. All calculations under this Section 3 shall be made to the nearest cent or to the nearest one-thousandth of a share, as the case may be. No adjustment in the Exercise Price shall be required if such adjustment is less than $0.05; provided, however, that any adjustments that by reason of this Section 3.4 are not required to be made shall be carried forward and taken into account in any subsequent adjustment.

         4.       Reorganizations; Reclassifications.

         4.1. Reorganizations. In each case of a consolidation with or merger of the Company with or into another corporation (other than a merger or consolidation in which the Company is the surviving or continuing corporation and that does not result in any reclassification of the outstanding shares of Common Stock or the conversion of such outstanding shares of Common Stock into shares of other stock or other securities or property), or in case of any sale, lease or conveyance to another corporation of the property and assets of any nature of the Company as an entirety or substantially as an entirety or in the case of a distribution by the Company of its assets with respect to the Common Stock as a liquidating or partial liquidating dividend (such actions being hereinafter collectively referred to as "Reorganizations"), there shall thereafter be deliverable upon exercise or conversion of this Warrant (in lieu of the number of Warrant Shares theretofore deliverable) the kind and amount of shares of stock or other securities or property to which a holder of the number of Warrant Shares that would otherwise have been deliverable upon the exercise or conversion hereof would have been entitled upon such Reorganization if this Warrant had been exercised or converted in full immediately before such Reorganization. In case of any Reorganization, appropriate adjustment, as determined in good faith by the Board of Directors of the Company, shall be made in the application of the provisions herein set forth with respect to the rights and interests of the Holder so that the provisions set forth herein shall thereafter be applicable, as nearly as possible, in relation to any shares or other property thereafter deliverable upon exercise or conversion of this Warrant. Any such adjustment shall be made by and set forth in a supplemental agreement between the Company, or any successor thereto, and the Holder and shall for all purposes hereof conclusively be deemed to be an appropriate adjustment. The Company will not effect any Reorganization involving another person unless, upon or prior to the consummation thereof, the successor person or the other person involved in the Reorganization will assume by written instrument the obligation to deliver to the Holder such shares of stock, securities, cash or property as in accordance with the foregoing provisions the Holder will be entitled to receive.

                                                                           A-1-4

         4.2. Reclassifications. In each case of a reclassification or change of the shares of Common Stock issuable upon exercise or conversion of this Warrant (other than a change in par value or from a specified par value to no par value, or as a result of a subdivision or combination, but including any change in the shares into two or more classes or series of shares), and in each case of any consolidation or merger of another corporation into the Company in which the Company is the continuing corporation and in which there is a reclassification or change (including a change to the right to receive cash or other property) of the shares of Common Stock (other than a change in par value, or from a specified par value to no par value, or as a result of a subdivision or combination, but including any change in the shares into two or more classes or series of shares), the Holder shall have the right thereafter to receive upon exercise or conversion of this Warrant solely the kind and amount of shares of stock and other securities, property, cash, or any combination thereof receivable upon such reclassification, change, consolidation, or merger by a holder of the number of shares of Common Stock for which this Warrant might have been exercised or converted immediately before such reclassification, change, consolidation, or merger. Thereafter, appropriate provision shall be made for adjustments that shall be as nearly equivalent as practicable to the adjustments required by Section 3.

         5.       Restriction on Transfer of Warrant; Warrant Agent; Legends.

         5.1. Restrictions. The Holder may neither sell, transfer, assign (except by operation of law) or otherwise dispose of this Warrant to any other person without the prior, express written consent of the Company or in connection with an assignment of the Warrant Agreement permitted by Section 5.1 thereof. In no event shall this Warrant be transferred other than in its entirety (portions of the Warrant may not be transferred).

         5.2. Warrant Agent. The Company may, by written notice to the Holder of this Warrant, appoint an agent for the purpose of issuing securities upon exercise of this Warrant, exchanging or replacing this Warrant, or any of the foregoing, and thereafter any such issuance, exchange, or replacement as the case may be, will be made by and at the office of such agent.

         5.3. Legends. The certificate or certificates evidencing the Warrant Shares shall bear the following legend:

         "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAW AND MAY NOT BE TRANSFERRED EXCEPT (i) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR (ii) UPON FIRST FURNISHING TO THE COMPANY AN OPINION OF COUNSEL SATISFACTORY TO IT AND ITS COUNSEL THAT SUCH TRANSFER IS NOT IN VIOLATION OF THE REGISTRATION REQUIREMENTS OF THE ACT OR ANY STATE SECURITIES LAW. THE TRANSFER OR EXCHANGE OF THE SHARES REPRESENTED BY THIS CERTIFICATE ARE FURTHER RESTRICTED AS DESCRIBED IN A CERTAIN WARRANT PURCHASE AGREEMENT BETWEEN THE COMPANY AND THE REGISTERED OWNER OF THE SHARES REPRESENTED BY THIS CERTIFICATE (OR SUCH OWNER'S PREDECESSOR IN INTEREST)"

                                                                           A-1-5

         6. Authorized Shares. The Company will not by any action, including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of the Holder hereof against impairment. Without limiting the generality of the foregoing, the Company will (a) not increase the par value of any shares of Common Stock above the amount payable therefor upon the exercise of this Warrant and the issuance of the Common Stock immediately prior to such increase in par value and (b) take all such action as may be reasonably necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable shares of Common Stock, free and clear of preemptive rights and any liens, claims, encumbrances and restrictions (other than as provided herein) upon the exercise of this Warrant. The Company covenants that all shares of Common Stock issuable upon exercise or conversion of this Warrant shall, upon receipt by the Company of the full payment therefor, be validly issued, fully paid, nonassessable, and free of preemptive rights.

         7.       Miscellaneous.

         7.1. Replacement. Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant (and upon surrender of this Warrant if mutilated), upon issuance of an indemnity bond if required by the Company, and upon reimbursement of the Company's incidental expenses, the Company shall execute and deliver to the Holder hereof a new Warrant of like date, tenor and denomination.

         7.2. No Rights as Stockholder. The Holder hereof shall not have, solely on account of such status, any rights of a stockholder of the Company, either at law or in equity, or to any notice of meetings of stockholders or of any other proceedings of the Company, except as provided herein.

         7.3. Notice. Any notice given to either party under this Warrant shall be given in accordance with Section 5.3 of the Warrant Purchase Agreement.

         7.4. Governing Law. This Warrant shall be construed in accordance with the laws of the State of Delaware applicable to contracts made and performed within such state, without regard to principles of conflicts of law.

         7.5. Prior Notice of Certain Events. The Company will deliver (by first class mail postage prepaid) to the Holder of this Warrant written notice at least ten (10) days prior to the occurrence of the following events:

                  (a) the date on which a record is to be taken for the purpose of any dividend, distribution or grant of rights, or, if a record is not to be taken, the date as of which the shareholders of Common Stock of record to be entitled to such dividend, distribution or grant of rights are to be determined;

                                                                           A-1-6

                  (b) the date on which a record is to be taken for the purpose of determining shareholders of Common Stock entitled to vote on any reclassification, reorganization, consolidation, merger, sale, transfer, dissolution, liquidation, winding up or purchase, retirement or redemption; and

                  (c) the date, if any, as of which holders of record of the Common Stock will be entitled to exchange their Common Stock for securities or other property deliverable upon such reclassification, reorganization, consolidation, merger, sale, transfer, dissolution, liquidation, winding up, purchase, retirement or redemption.

IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed as an instrument as of May 5, 2004.

TRIPATH IMAGING, INC.

By:_______________________________
Name:_____________________________
Title:____________________________

                                                                           A-1-7

                              FORM OF SUBSCRIPTION

            (To be signed only on exercise or conversion of Warrant)

TO:      TRIPATH IMAGING, INC.

1.       Check Box that Applies:

         [] The undersigned hereby elects to purchase ______ shares of Common Stock pursuant to the terms of the attached Warrant, and tenders herewith cash payment of the purchase price of such shares in full.

         [] The undersigned hereby elects to convert ______ shares subject to the attached Warrant into shares of shares of Common Stock pursuant to the terms of the attached Warrant.

2. Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned.

Dated: __________

                   ________________________________________________
                   (Signature must conform to the name of holder as
                    specified on the face of
                    the Warrant)

                   ________________________________________________
                   ________________________________________________
                   (Address)

                                                                     EXHIBIT A-2

THE SECURITIES REPRESENTED BY THIS CERTIFICATE OR ISSUABLE UPON EXERCISE OR CONVERSION HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAW AND MAY NOT BE TRANSFERRED EXCEPT (i) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR (ii) UPON FIRST FURNISHING TO THE COMPANY AN OPINION OF COUNSEL SATISFACTORY TO IT AND ITS COUNSEL THAT SUCH TRANSFER IS NOT IN VIOLATION OF THE REGISTRATION REQUIREMENTS OF THE ACT OR ANY STATE SECURITIES LAW. THE TRANSFER OR EXCHANGE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE OR ISSUABLE UPON EXERCISE OR CONVERSION HEREOF ARE FURTHER RESTRICTED AS DESCRIBED HEREIN AND IN A CERTAIN WARRANT PURCHASE AGREEMENT BETWEEN THE COMPANY AND THE REGISTERED OWNER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE OR ISSUABLE UPON EXERCISE OR CONVERSION HEREOF (OR SUCH OWNER'S PREDECESSOR IN INTEREST).

                              TRIPATH IMAGING, INC.

                        WARRANT TO PURCHASE COMMON STOCK

         This certifies that, for value received, Quest Diagnostics Incorporated, a Delaware corporation (the "Holder"), is entitled to subscribe for and purchase 200,000 shares (subject to adjustment from time to time pursuant to the provisions of Section 3 hereof) of Common Stock of TriPath Imaging, Inc., a Delaware corporation (the "Company"), at the initial exercise price of $10.18 per share, subject to adjustment from time to time pursuant to the provisions of Section 3 hereof (the "Warrant Price"), subject to the provisions and upon the terms and conditions hereinafter set forth.

         As used herein, the term "Common Stock" shall mean the Company's Common Stock, par value $0.01 per share, and any stock or other security into or for which such Common Stock may hereafter be converted or exchanged.

         This Warrant to purchase Common Stock (this "Warrant") is issued pursuant to that certain Warrant Purchase Agreement dated as of May 1, 2004 (the "Warrant Purchase Agreement"), between the Holder and the Company, reference to which is hereby made for a statement of certain of the terms and conditions relating to this Warrant.

         The shares of Common Stock issuable upon exercise or conversion of this Warrant are referred to herein as "Warrant Shares."

         1. Term of Warrant. The purchase or conversion right represented by this Warrant is exercisable, in whole or in part, at any time during the period beginning on the delivery of the calculation of the First Milestone Date (as defined in the Warrant Purchase Agreement) and ending at 5:00 p.m. Burlington, North Carolina time on the third anniversary of the date hereof; provided, however, if the calculation as to the First Milestone Date shall be delivered on or after such third anniversary, then the purchase or conversion right represented by this Warrant shall

                                                                         A-2 - 1
remain exercisable until 5:00 p.m. Burlington, North Carolina time on the tenth day after delivery of such calculation as to the First Milestone Date; and provided further, however, that, in the event the Holder contests such calculation within five (5) business days after receipt of such calculation by notice accompanied by reasonable detail concerning such contest, the Holder shall retain the right, exercisable until such tenth day, to deliver this Warrant (with the election at the end hereof duly executed) for exercise, which exercise would be considered effective for all purposes of this Warrant only upon the resolution of the dispute as to such calculation confirming that the applicable milestone has been met.

         2.       Exercise or Conversion of Warrant.

         2.1. Procedure for Exercise. Subject to Section 1 hereof, this Warrant may be exercised by the Holder hereof as to the whole or any lesser number of the Warrant Shares covered hereby, by the surrender of this Warrant (with the election at the end hereof duly executed) to the Company at its main office at 780 Plantation Drive, Burlington, North Carolina (the "Main Office"), or at such other place as may be designated in writing by the Company, together with a certified or bank check payable to the order of the Company (or contemporaneous wire transfer to an account in a bank located in the United States designated for such purpose by the Company) in an amount equal to the Warrant Price multiplied by the number of Warrant Shares for which such Warrants are being exercised or converted.

         2.2. Procedure for Conversion. Subject to Section 1 hereof, this Warrant may, in lieu of paying the Warrant Price in cash, be converted by the Holder hereof as to the whole or any lesser number of the Warrant Shares covered hereby, into the number of Warrant Shares calculated pursuant to the following formula by the surrender of this Warrant (with the election at the end hereof duly executed) to the Company at the Main Office:

         X  =  Y (A - B)
                  -----
                    A

         where             X  =     the number of shares of Common Stock
                                    to be issued to the holder;
                           Y  =     the number of shares of Common Stock
                                    subject to this Warrant
                                    being surrendered for conversion;
                           A  =     the fair market value of one share of
                                    Common Stock; and
                           B  =     the Warrant Price

         As used herein, the "fair market value" of a share of Common Stock shall mean the closing price per share of the Company's Common Stock on the principal national securities exchange on which the Common Stock is then listed or admitted to trading or, if not then listed or admitted to trading on any such exchange, on the Nasdaq National Market, or if not then listed or traded on any such exchange or market, the bid price per share on the Nasdaq Small Cap Market or, in the sole discretion of the Board of Directors of the Company, any other over-the-counter market, including the OTC Bulletin Board, which reports bid and asked or last sale prices and volume of sales, in each case volume-weighted averaged over the last ten (10) consecutive trading days before the day on which notice of exercise duly executed and this Warrant are duly delivered to the Company. If at any time such quotations are not available, the current fair market value of a share of Common Stock shall be the highest price per share that the Company could obtain from a willing buyer (not a then current employee or director) for shares

                                                                           A-2-2
of Common Stock sold by the Company, as determined in good faith by the Board of Directors of the Company, unless the Company shall become subject to a merger acquisition or other consolidation pursuant to which the Company will not be the surviving party, in which case the current fair market value of a share of Common Stock shall be deemed to be the value received by the holders of the Company's Common Stock for each share of Common Stock pursuant to such transaction.

         2.3. Certificate for Warrant Shares. As soon as practicable (but in any event within ten (10) days) after each such exercise or conversion of this Warrant, the Company shall issue and deliver to the Holder a certificate or certificates for the Warrant Shares issuable upon such exercise or conversion, registered in the name of the Holder or its designee. The Holder will be deemed for all purposes to be the Holder of the shares of Warrant Shares so purchased as of the first trading day following the date of such exercise. If this Warrant should be exercised or converted in part only, the Company shall, upon surrender of the certificate evidencing this Warrant for cancellation, execute and deliver a new Warrant certificate evidencing the right of the Holder to purchase the balance of the Warrant Shares (or portions thereof) subject to purchase hereunder.

         2.4. Taxes. The Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the issue and delivery of any certificate in a name other than that of the Holder, and the Company shall not be required to issue or deliver any such certificate unless and until the person or persons requesting the issue thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

         2.5. Fractional Shares. The Company shall not be required to issue fractions of shares of Common Stock or other capital stock of the Company upon the exercise or conversion of this Warrant. If any fraction of a share would be issuable on the exercise or conversion of this Warrant, the Company shall purchase such fraction for an amount in cash equal to the same fraction of the fair market value of such share of Common Stock on the date of exercise or conversion of this Warrant, determined in accordance with Section 2.2 hereof.

         3. Adjustments. Subject to the provisions of this Section 3, the Warrant Price in effect and the number of Warrant Shares issuable upon exercise or conversion hereof from time to time shall be subject to adjustment as follows:

         3.1. Stock Dividend, Split, Combination and Certain Reclassifications. If the Company shall at any time after the date hereof (i) declare a dividend on the outstanding Common Stock payable in shares of its Common Stock, (ii) subdivide the outstanding Common Stock, (iii) combine the outstanding Common Stock into a smaller number of shares, or (iv) issue any shares of its Common Stock by reclassification in connection with a consolidation or merger in which the Company is the continuing corporation, then, in each such case, the Warrant Price in effect and the number of Warrant Shares issuable upon exercise or conversion hereof at the time of the record date for such dividend or of the effective date of such subdivision, combination or reclassification, shall be proportionately adjusted so that the Holder hereof after such time shall be entitled to receive upon exercise or conversion hereof the aggregate number and kind of shares that such Holder would have owned upon exercise or conversion of this

                                                                           A-2-3

Warrant immediately before such time and been entitled to receive by virtue of such dividend, subdivision, combination or reclassification.

         3.2. Readjustment. If an adjustment is made under Section 3.1 and the event to which the adjustment relates does not occur or is rescinded, then any adjustments in the Exercise Price or the number of Warrant Shares that were made in accordance with such section shall be adjusted back to the Exercise Price and the number of Warrant Shares that were in effect immediately before the date of or record date for such event.

         3.3. Certificate of Adjustment. Whenever there shall be an adjustment as provided in this Section 3, the Company shall within thirty (30) days after such adjustment cause written notice thereof to be sent by registered or certified mail, postage prepaid, to the Holder, at its address set forth in
Section 5.3 of the Warrant Purchase Agreement, which notice shall be accompanied by an officer's certificate setting forth the number of Warrant Shares issuable hereunder and the Exercise Price thereof after such adjustment and setting forth a brief statement of the facts requiring such adjustment and the computation thereof. The Company may, but is not obligated to, retain a firm of independent public accountants of recognized national standing (who may be any such firm regularly employed by the Company) to make any computation required under this
Section 3, and a certificate signed by such firm shall be conclusive evidence of the correctness of the computation made under this Section 3 absent manifest error.

         3.4. Limitations. All calculations under this Section 3 shall be made to the nearest cent or to the nearest one-thousandth of a share, as the case may be. No adjustment in the Exercise Price shall be required if such adjustment is less than $0.05; provided, however, that any adjustments that by reason of this Section 3.4 are not required to be made shall be carried forward and taken into account in any subsequent adjustment.

         4.       Reorganizations; Reclassifications.

         4.1. Reorganizations. In each case of a consolidation with or merger of the Company with or into another corporation (other than a merger or consolidation in which the Company is the surviving or continuing corporation and that does not result in any reclassification of the outstanding shares of Common Stock or the conversion of such outstanding shares of Common Stock into shares of other stock or other securities or property), or in case of any sale, lease or conveyance to another corporation of the property and assets of any nature of the Company as an entirety or substantially as an entirety or in the case of a distribution by the Company of its assets with respect to the Common Stock as a liquidating or partial liquidating dividend (such actions being hereinafter collectively referred to as "Reorganizations"), there shall thereafter be deliverable upon exercise or conversion of this Warrant (in lieu of the number of Warrant Shares theretofore deliverable) the kind and amount of shares of stock or other securities or property to which a holder of the number of Warrant Shares that would otherwise have been deliverable upon the exercise or conversion hereof would have been entitled upon such Reorganization if this Warrant had been exercised or converted in full immediately before such Reorganization. In case of any Reorganization, appropriate adjustment, as determined in good faith by the Board of Directors of the Company, shall be made in the application of the provisions herein set forth with respect to the rights and interests of the Holder so that the provisions set forth herein shall thereafter be applicable, as nearly as possible, in relation to any shares or other property

                                                                           A-2-4
thereafter deliverable upon exercise or conversion of this Warrant. Any such adjustment shall be made by and set forth in a supplemental agreement between the Company, or any successor thereto, and the Holder and shall for all purposes hereof conclusively be deemed to be an appropriate adjustment. The Company will not effect any Reorganization involving another person unless, upon or prior to the consummation thereof, the successor person or the other person involved in the Reorganization will assume by written instrument the obligation to deliver to the Holder such shares of stock, securities, cash or property as in accordance with the foregoing provisions the Holder will be entitled to receive.

         4.2. Reclassifications. In each case of a reclassification or change of the shares of Common Stock issuable upon exercise or conversion of this Warrant (other than a change in par value or from a specified par value to no par value, or as a result of a subdivision or combination, but including any change in the shares into two or more classes or series of shares), and in each case of any consolidation or merger of another corporation into the Company in which the Company is the continuing corporation and in which there is a reclassification or change (including a change to the right to receive cash or other property) of the shares of Common Stock (other than a change in par value, or from a specified par value to no par value, or as a result of a subdivision or combination, but including any change in the shares into two or more classes or series of shares), the Holder shall have the right thereafter to receive upon exercise or conversion of this Warrant solely the kind and amount of shares of stock and other securities, property, cash, or any combination thereof receivable upon such reclassification, change, consolidation, or merger by a holder of the number of shares of Common Stock for which this Warrant might have been exercised or converted immediately before such reclassification, change, consolidation, or merger. Thereafter, appropriate provision shall be made for adjustments that shall be as nearly equivalent as practicable to the adjustments required by Section 3.

         5.       Restriction on Transfer of Warrant; Warrant Agent; Legends.

         5.1. Restrictions. The Holder may neither sell, transfer, assign (except by operation of law) or otherwise dispose of this Warrant to any other person without the prior, express written consent of the Company or in connection with an assignment of the Warrant Agreement permitted by Section 5.1 thereof. In no event shall this Warrant be transferred other than in its entirety (portions of the Warrant may not be transferred).

         5.2. Warrant Agent. The Company may, by written notice to the Holder of this Warrant, appoint an agent for the purpose of issuing securities upon exercise of this Warrant, exchanging or replacing this Warrant, or any of the foregoing, and thereafter any such issuance, exchange, or replacement as the case may be, will be made by and at the office of such agent.

         5.3. Legends. The certificate or certificates evidencing the Warrant Shares shall bear the following legend:

         "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAW AND MAY NOT BE TRANSFERRED EXCEPT (i) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR (ii) UPON FIRST

                                                                           A-2-5

         FURNISHING TO THE COMPANY AN OPINION OF COUNSEL SATISFACTORY TO IT AND ITS COUNSEL THAT SUCH TRANSFER IS NOT IN VIOLATION OF THE REGISTRATION REQUIREMENTS OF THE ACT OR ANY STATE SECURITIES LAW. THE TRANSFER OR EXCHANGE OF THE SHARES REPRESENTED BY THIS CERTIFICATE ARE FURTHER RESTRICTED AS DESCRIBED IN A CERTAIN WARRANT PURCHASE AGREEMENT BETWEEN THE COMPANY AND THE REGISTERED OWNER OF THE SHARES REPRESENTED BY THIS CERTIFICATE (OR SUCH OWNER'S PREDECESSOR IN INTEREST)"

         6. Authorized Shares. The Company will not by any action, including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of the Holder hereof against impairment. Without limiting the generality of the foregoing, the Company will (a) not increase the par value of any shares of Common Stock above the amount payable therefor upon the exercise of this Warrant and the issuance of the Common Stock immediately prior to such increase in par value and (b) take all such action as may be reasonably necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable shares of Common Stock, free and clear of preemptive rights and any liens, claims, encumbrances and restrictions (other than as provided herein) upon the exercise of this Warrant. The Company covenants that all shares of Common Stock issuable upon exercise or conversion of this Warrant shall, upon receipt by the Company of the full payment therefor, be validly issued, fully paid, nonassessable, and free of preemptive rights.

         7.       Miscellaneous.

         7.1. Replacement. Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant (and upon surrender of this Warrant if mutilated), upon issuance of an indemnity bond if required by the Company, and upon reimbursement of the Company's incidental expenses, the Company shall execute and deliver to the Holder hereof a new Warrant of like date, tenor and denomination.

         7.2. No Rights as Stockholder. The Holder hereof shall not have, solely on account of such status, any rights of a stockholder of the Company, either at law or in equity, or to any notice of meetings of stockholders or of any other proceedings of the Company, except as provided herein.

         7.3. Notice. Any notice given to either party under this Warrant shall be given in accordance with Section 5.3 of the Warrant Purchase Agreement.

         7.4. Governing Law. This Warrant shall be construed in accordance with the laws of the State of Delaware applicable to contracts made and performed within such state, without regard to principles of conflicts of law.

                                                                           A-2-6

         7.5. Prior Notice of Certain Events. The Company will deliver (by first class mail postage prepaid) to the Holder of this Warrant written notice at least ten (10) days prior to the occurrence of the following events:

                  (a) the date on which a record is to be taken for the purpose of any dividend, distribution or grant of rights, or, if a record is not to be taken, the date as of which the shareholders of Common Stock of record to be entitled to such dividend, distribution or grant of rights are to be determined;

                  (b) the date on which a record is to be taken for the purpose of determining shareholders of Common Stock entitled to vote on any reclassification, reorganization, consolidation, merger, sale, transfer, dissolution, liquidation, winding up or purchase, retirement or redemption; and

                  (c) the date, if any, as of which holders of record of the Common Stock will be entitled to exchange their Common Stock for securities or other property deliverable upon such reclassification, reorganization, consolidation, merger, sale, transfer, dissolution, liquidation, winding up, purchase, retirement or redemption.

IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed as an instrument as of May 5, 2004.

TRIPATH IMAGING, INC.

By: _____________________________________
Name: ___________________________________
Title:___________________________________

                                                                           A-2-7

                              FORM OF SUBSCRIPTION

            (To be signed only on exercise or conversion of Warrant)

TO:      TRIPATH IMAGING, INC.

1.       Check Box that Applies:

         [] The undersigned hereby elects to purchase ______ shares of Common Stock pursuant to the terms of the attached Warrant, and tenders herewith cash payment of the purchase price of such shares in full.

         [] The undersigned hereby elects to convert ______ shares subject to the attached Warrant into shares of shares of Common Stock pursuant to the terms of the attached Warrant.

2. Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned.

Dated: __________

                    _____________________________________
                    (Signature must conform to the name of holder as specified on the face of the Warrant)

                    _____________________________________
                    _____________________________________
                    (Address)

                                                                     EXHIBIT A-3

THE SECURITIES REPRESENTED BY THIS CERTIFICATE OR ISSUABLE UPON EXERCISE OR CONVERSION HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAW AND MAY NOT BE TRANSFERRED EXCEPT (i) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR (ii) UPON FIRST FURNISHING TO THE COMPANY AN OPINION OF COUNSEL SATISFACTORY TO IT AND ITS COUNSEL THAT SUCH TRANSFER IS NOT IN VIOLATION OF THE REGISTRATION REQUIREMENTS OF THE ACT OR ANY STATE SECURITIES LAW. THE TRANSFER OR EXCHANGE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE OR ISSUABLE UPON EXERCISE OR CONVERSION HEREOF ARE FURTHER RESTRICTED AS DESCRIBED HEREIN AND IN A CERTAIN WARRANT PURCHASE AGREEMENT BETWEEN THE COMPANY AND THE REGISTERED OWNER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE OR ISSUABLE UPON EXERCISE OR CONVERSION HEREOF (OR SUCH OWNER'S PREDECESSOR IN INTEREST).

                              TRIPATH IMAGING, INC.

                        WARRANT TO PURCHASE COMMON STOCK

         This certifies that, for value received, Quest Diagnostics Incorporated, a Delaware corporation (the "Holder"), is entitled to subscribe for and purchase 500,000 shares (subject to adjustment from time to time pursuant to the provisions of Section 3 hereof) of Common Stock of TriPath Imaging, Inc., a Delaware corporation (the "Company"), at the initial exercise price of $10.64 per share, subject to adjustment from time to time pursuant to the provisions of Section 3 hereof (the "Warrant Price"), subject to the provisions and upon the terms and conditions hereinafter set forth.

         As used herein, the term "Common Stock" shall mean the Company's Common Stock, par value $0.01 per share, and any stock or other security into or for which such Common Stock may hereafter be converted or exchanged.

         This Warrant to purchase Common Stock (this "Warrant") is issued pursuant to that certain Warrant Purchase Agreement dated as of May 1, 2004 (the "Warrant Purchase Agreement"), between the Holder and the Company, reference to which is hereby made for a statement of certain of the terms and conditions relating to this Warrant.

         The shares of Common Stock issuable upon exercise or conversion of this Warrant are referred to herein as "Warrant Shares."

         1. Term of Warrant. The purchase or conversion right represented by this Warrant is exercisable, in whole or in part, at any time during the period beginning on the delivery of the calculation of the Second Milestone Date (as defined in the Warrant Purchase Agreement) and ending at 5:00 p.m. Burlington, North Carolina time on the third anniversary of the date hereof; provided, however, if the calculation as to the Second Milestone Date shall be delivered on or after such third anniversary, then the purchase or conversion right represented by this Warrant

                                                                         A-3 - 1
shall remain exercisable until 5:00 p.m. Burlington, North Carolina time on the tenth day after delivery of such calculation as to the Second Milestone Date; and provided further, however, that, in the event the Holder contests such calculation within five (5) business days after receipt of such calculation by notice accompanied by reasonable detail concerning such contest, the Holder shall retain the right, exercisable until such tenth day, to deliver this Warrant (with the election at the end hereof duly executed) for exercise, which exercise would be considered effective for all purposes of this Warrant only upon the resolution of the dispute as to such calculation confirming that the applicable milestone has been met.

         2.       Exercise or Conversion of Warrant.

         2.1. Procedure for Exercise. Subject to Section 1 hereof, this Warrant may be exercised by the Holder hereof as to the whole or any lesser number of the Warrant Shares covered hereby, by the surrender of this Warrant (with the election at the end hereof duly executed) to the Company at its main office at 780 Plantation Drive, Burlington, North Carolina (the "Main Office"), or at such other place as may be designated in writing by the Company, together with a certified or bank check payable to the order of the Company (or contemporaneous wire transfer to an account in a bank located in the United States designated for such purpose by the Company) in an amount equal to the Warrant Price multiplied by the number of Warrant Shares for which such Warrants are being exercised or converted.

         2.2. Procedure for Conversion. Subject to Section 1 hereof, this Warrant may, in lieu of paying the Warrant Price in cash, be converted by the Holder hereof as to the whole or any lesser number of the Warrant Shares covered hereby, into the number of Warrant Shares calculated pursuant to the following formula by the surrender of this Warrant (with the election at the end hereof duly executed) to the Company at the Main Office:

         X  =  Y (A - B)
               --------
                   A

         where    X  =     the number of shares of Common Stock to be issued to
                           the holder;
                  Y  =     the number of shares of Common Stock subject to this
                           Warrant being surrendered for conversion;
                  A  =     the fair market value of one share of Common Stock;
                           and
                  B  =     the Warrant Price

         As used herein, the "fair market value" of a share of Common Stock shall mean the closing price per share of the Company's Common Stock on the principal national securities exchange on which the Common Stock is then listed or admitted to trading or, if not then listed or admitted to trading on any such exchange, on the Nasdaq National Market, or if not then listed or traded on any such exchange or market, the bid price per share on the Nasdaq Small Cap Market or, in the sole discretion of the Board of Directors of the Company, any other over-the-counter market, including the OTC Bulletin Board, which reports bid and asked or last sale prices and volume of sales, in each case volume-weighted averaged over the last ten (10) consecutive trading days before the day on which notice of exercise duly executed and this Warrant are duly delivered to the Company. If at any time such quotations are not available, the current fair market value of a share of Common Stock shall be the highest price per share that the Company could obtain from a willing buyer (not a then current employee or director) for shares

                                                                         A-3 - 2
of Common Stock sold by the Company, as determined in good faith by the Board of Directors of the Company, unless the Company shall become subject to a merger acquisition or other consolidation pursuant to which the Company will not be the surviving party, in which case the current fair market value of a share of Common Stock shall be deemed to be the value received by the holders of the Company's Common Stock for each share of Common Stock pursuant to such transaction.

         2.3. Certificate for Warrant Shares. As soon as practicable (but in any event within ten (10) days) after each such exercise or conversion of this Warrant, the Company shall issue and deliver to the Holder a certificate or certificates for the Warrant Shares issuable upon such exercise or conversion, registered in the name of the Holder or its designee. The Holder will be deemed for all purposes to be the Holder of the shares of Warrant Shares so purchased as of the first trading day following the date of such exercise. If this Warrant should be exercised or converted in part only, the Company shall, upon surrender of the certificate evidencing this Warrant for cancellation, execute and deliver a new Warrant certificate evidencing the right of the Holder to purchase the balance of the Warrant Shares (or portions thereof) subject to purchase hereunder.

         2.4. Taxes. The Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the issue and delivery of any certificate in a name other than that of the Holder, and the Company shall not be required to issue or deliver any such certificate unless and until the person or persons requesting the issue thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

         2.5. Fractional Shares. The Company shall not be required to issue fractions of shares of Common Stock or other capital stock of the Company upon the exercise or conversion of this Warrant. If any fraction of a share would be issuable on the exercise or conversion of this Warrant, the Company shall purchase such fraction for an amount in cash equal to the same fraction of the fair market value of such share of Common Stock on the date of exercise or conversion of this Warrant, determined in accordance with Section 2.2 hereof.

         3. Adjustments. Subject to the provisions of this Section 3, the Warrant Price in effect and the number of Warrant Shares issuable upon exercise or conversion hereof from time to time shall be subject to adjustment as follows:

         3.1. Stock Dividend, Split, Combination and Certain Reclassifications. If the Company shall at any time after the date hereof (i) declare a dividend on the outstanding Common Stock payable in shares of its Common Stock, (ii) subdivide the outstanding Common Stock, (iii) combine the outstanding Common Stock into a smaller number of shares, or (iv) issue any shares of its Common Stock by reclassification in connection with a consolidation or merger in which the Company is the continuing corporation, then, in each such case, the Warrant Price in effect and the number of Warrant Shares issuable upon exercise or conversion hereof at the time of the record date for such dividend or of the effective date of such subdivision, combination or reclassification, shall be proportionately adjusted so that the Holder hereof after such time shall be entitled to receive upon exercise or conversion hereof the aggregate number and kind of shares that such Holder would have owned upon exercise or conversion of this

                                                                         A-3 - 3

Warrant immediately before such time and been entitled to receive by virtue of such dividend, subdivision, combination or reclassification.

         3.2. Readjustment. If an adjustment is made under Section 3.1 and the event to which the adjustment relates does not occur or is rescinded, then any adjustments in the Exercise Price or the number of Warrant Shares that were made in accordance with such section shall be adjusted back to the Exercise Price and the number of Warrant Shares that were in effect immediately before the date of or record date for such event.

         3.3. Certificate of Adjustment. Whenever there shall be an adjustment as provided in this Section 3, the Company shall within thirty (30) days after such adjustment cause written notice thereof to be sent by registered or certified mail, postage prepaid, to the Holder, at its address set forth in
Section 5.3 of the Warrant Purchase Agreement, which notice shall be accompanied by an officer's certificate setting forth the number of Warrant Shares issuable hereunder and the Exercise Price thereof after such adjustment and setting forth a brief statement of the facts requiring such adjustment and the computation thereof. The Company may, but is not obligated to, retain a firm of independent public accountants of recognized national standing (who may be any such firm regularly employed by the Company) to make any computation required under this
Section 3, and a certificate signed by such firm shall be conclusive evidence of the correctness of the computation made under this Section 3 absent manifest error.

         3.4. Limitations. All calculations under this Section 3 shall be made to the nearest cent or to the nearest one-thousandth of a share, as the case may be. No adjustment in the Exercise Price shall be required if such adjustment is less than $0.05; provided, however, that any adjustments that by reason of this Section 3.4 are not required to be made shall be carried forward and taken into account in any subsequent adjustment.

         4.       Reorganizations; Reclassifications.

         4.1. Reorganizations. In each case of a consolidation with or merger of the Company with or into another corporation (other than a merger or consolidation in which the Company is the surviving or continuing corporation and that does not result in any reclassification of the outstanding shares of Common Stock or the conversion of such outstanding shares of Common Stock into shares of other stock or other securities or property), or in case of any sale, lease or conveyance to another corporation of the property and assets of any nature of the Company as an entirety or substantially as an entirety or in the case of a distribution by the Company of its assets with respect to the Common Stock as a liquidating or partial liquidating dividend (such actions being hereinafter collectively referred to as "Reorganizations"), there shall thereafter be deliverable upon exercise or conversion of this Warrant (in lieu of the number of Warrant Shares theretofore deliverable) the kind and amount of shares of stock or other securities or property to which a holder of the number of Warrant Shares that would otherwise have been deliverable upon the exercise or conversion hereof would have been entitled upon such Reorganization if this Warrant had been exercised or converted in full immediately before such Reorganization. In case of any Reorganization, appropriate adjustment, as determined in good faith by the Board of Directors of the Company, shall be made in the application of the provisions herein set forth with respect to the rights and interests of the Holder so that the provisions set forth herein shall thereafter be applicable, as nearly as possible, in relation to any shares or other property

                                                                         A-3 - 4
thereafter deliverable upon exercise or conversion of this Warrant. Any such adjustment shall be made by and set forth in a supplemental agreement between the Company, or any successor thereto, and the Holder and shall for all purposes hereof conclusively be deemed to be an appropriate adjustment. The Company will not effect any Reorganization involving another person unless, upon or prior to the consummation thereof, the successor person or the other person involved in the Reorganization will assume by written instrument the obligation to deliver to the Holder such shares of stock, securities, cash or property as in accordance with the foregoing provisions the Holder will be entitled to receive.

         4.2. Reclassifications. In each case of a reclassification or change of the shares of Common Stock issuable upon exercise or conversion of this Warrant (other than a change in par value or from a specified par value to no par value, or as a result of a subdivision or combination, but including any change in the shares into two or more classes or series of shares), and in each case of any consolidation or merger of another corporation into the Company in which the Company is the continuing corporation and in which there is a reclassification or change (including a change to the right to receive cash or other property) of the shares of Common Stock (other than a change in par value, or from a specified par value to no par value, or as a result of a subdivision or combination, but including any change in the shares into two or more classes or series of shares), the Holder shall have the right thereafter to receive upon exercise or conversion of this Warrant solely the kind and amount of shares of stock and other securities, property, cash, or any combination thereof receivable upon such reclassification, change, consolidation, or merger by a holder of the number of shares of Common Stock for which this Warrant might have been exercised or converted immediately before such reclassification, change, consolidation, or merger. Thereafter, appropriate provision shall be made for adjustments that shall be as nearly equivalent as practicable to the adjustments required by Section 3.

         5.       Restriction on Transfer of Warrant; Warrant Agent; Legends.

         5.1. Restrictions. The Holder may neither sell, transfer, assign (except by operation of law) or otherwise dispose of this Warrant to any other person without the prior, express written consent of the Company or in connection with an assignment of the Warrant Agreement permitted by Section 5.1 thereof. In no event shall this Warrant be transferred other than in its entirety (portions of the Warrant may not be transferred).

         5.2. Warrant Agent. The Company may, by written notice to the Holder of this Warrant, appoint an agent for the purpose of issuing securities upon exercise of this Warrant, exchanging or replacing this Warrant, or any of the foregoing, and thereafter any such issuance, exchange, or replacement as the case may be, will be made by and at the office of such agent.

         5.3. Legends. The certificate or certificates evidencing the Warrant Shares shall bear the following legend:

         "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAW AND MAY NOT BE TRANSFERRED EXCEPT (i) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR (ii) UPON FIRST

                                                                         A-3 - 5

         FURNISHING TO THE COMPANY AN OPINION OF COUNSEL SATISFACTORY TO IT AND ITS COUNSEL THAT SUCH TRANSFER IS NOT IN VIOLATION OF THE REGISTRATION REQUIREMENTS OF THE ACT OR ANY STATE SECURITIES LAW. THE TRANSFER OR EXCHANGE OF THE SHARES REPRESENTED BY THIS CERTIFICATE ARE FURTHER RESTRICTED AS DESCRIBED IN A CERTAIN WARRANT PURCHASE AGREEMENT BETWEEN THE COMPANY AND THE REGISTERED OWNER OF THE SHARES REPRESENTED BY THIS CERTIFICATE (OR SUCH OWNER'S PREDECESSOR IN INTEREST)"

         6. Authorized Shares. The Company will not by any action, including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of the Holder hereof against impairment. Without limiting the generality of the foregoing, the Company will (a) not increase the par value of any shares of Common Stock above the amount payable therefor upon the exercise of this Warrant and the issuance of the Common Stock immediately prior to such increase in par value and (b) take all such action as may be reasonably necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable shares of Common Stock, free and clear of preemptive rights and any liens, claims, encumbrances and restrictions (other than as provided herein) upon the exercise of this Warrant. The Company covenants that all shares of Common Stock issuable upon exercise or conversion of this Warrant shall, upon receipt by the Company of the full payment therefor, be validly issued, fully paid, nonassessable, and free of preemptive rights.

         7.       Miscellaneous.

         7.1. Replacement. Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant (and upon surrender of this Warrant if mutilated), upon issuance of an indemnity bond if required by the Company, and upon reimbursement of the Company's incidental expenses, the Company shall execute and deliver to the Holder hereof a new Warrant of like date, tenor and denomination.

         7.2. No Rights as Stockholder. The Holder hereof shall not have, solely on account of such status, any rights of a stockholder of the Company, either at law or in equity, or to any notice of meetings of stockholders or of any other proceedings of the Company, except as provided herein.

         7.3. Notice. Any notice given to either party under this Warrant shall be given in accordance with Section 5.3 of the Warrant Purchase Agreement.

         7.4. Governing Law. This Warrant shall be construed in accordance with the laws of the State of Delaware applicable to contracts made and performed within such state, without regard to principles of conflicts of law.

                                                                         A-3 - 6

         7.5. Prior Notice of Certain Events. The Company will deliver (by first class mail postage prepaid) to the Holder of this Warrant written notice at least ten (10) days prior to the occurrence of the following events:

                  (a) the date on which a record is to be taken for the purpose of any dividend, distribution or grant of rights, or, if a record is not to be taken, the date as of which the shareholders of Common Stock of record to be entitled to such dividend, distribution or grant of rights are to be determined;

                  (b) the date on which a record is to be taken for the purpose of determining shareholders of Common Stock entitled to vote on any reclassification, reorganization, consolidation, merger, sale, transfer, dissolution, liquidation, winding up or purchase, retirement or redemption; and

                  (c) the date, if any, as of which holders of record of the Common Stock will be entitled to exchange their Common Stock for securities or other property deliverable upon such reclassification, reorganization, consolidation, merger, sale, transfer, dissolution, liquidation, winding up, purchase, retirement or redemption.

IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed as an instrument as of May 5, 2004.

TRIPATH IMAGING, INC.

By: ___________________________________
Name: _________________________________
Title: ________________________________

                                                                         A-3 - 7

                              FORM OF SUBSCRIPTION

            (To be signed only on exercise or conversion of Warrant)

TO:      TRIPATH IMAGING, INC.

1.       Check Box that Applies:

         [] The undersigned hereby elects to purchase ______ shares of Common Stock pursuant to the terms of the attached Warrant, and tenders herewith cash payment of the purchase price of such shares in full.

         [] The undersigned hereby elects to convert ______ shares subject to the attached Warrant into shares of shares of Common Stock pursuant to the terms of the attached Warrant.

2. Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned.

Dated: __________
                     ____________________________________
                     (Signature must conform to the name of holder as
                      specified on the face of the Warrant)

                     ____________________________________
                     ____________________________________
                     (Address)

                                                                     EXHIBIT A-4

THE SECURITIES REPRESENTED BY THIS CERTIFICATE OR ISSUABLE UPON EXERCISE OR CONVERSION HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAW AND MAY NOT BE TRANSFERRED EXCEPT (i) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR (ii) UPON FIRST FURNISHING TO THE COMPANY AN OPINION OF COUNSEL SATISFACTORY TO IT AND ITS COUNSEL THAT SUCH TRANSFER IS NOT IN VIOLATION OF THE REGISTRATION REQUIREMENTS OF THE ACT OR ANY STATE SECURITIES LAW. THE TRANSFER OR EXCHANGE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE OR ISSUABLE UPON EXERCISE OR CONVERSION HEREOF ARE FURTHER RESTRICTED AS DESCRIBED HEREIN AND IN A CERTAIN WARRANT PURCHASE AGREEMENT BETWEEN THE COMPANY AND THE REGISTERED OWNER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE OR ISSUABLE UPON EXERCISE OR CONVERSION HEREOF (OR SUCH OWNER'S PREDECESSOR IN INTEREST).

                              TRIPATH IMAGING, INC.

                        WARRANT TO PURCHASE COMMON STOCK

         This certifies that, for value received, Quest Diagnostics Incorporated, a Delaware corporation (the "Holder"), is entitled to subscribe for and purchase 1,000,000 shares (subject to adjustment from time to time pursuant to the provisions of Section 3 hereof) of Common Stock of TriPath Imaging, Inc., a Delaware corporation (the "Company"), at the initial exercise price of $11.56 per share, subject to adjustment from time to time pursuant to the provisions of Section 3 hereof (the "Warrant Price"), subject to the provisions and upon the terms and conditions hereinafter set forth.

         As used herein, the term "Common Stock" shall mean the Company's Common Stock, par value $0.01 per share, and any stock or other security into or for which such Common Stock may hereafter be converted or exchanged.

         This Warrant to purchase Common Stock (this "Warrant") is issued pursuant to that certain Warrant Purchase Agreement dated as of May 1, 2004 (the "Warrant Purchase Agreement"), between the Holder and the Company, reference to which is hereby made for a statement of certain of the terms and conditions relating to this Warrant.

         The shares of Common Stock issuable upon exercise or conversion of this Warrant are referred to herein as "Warrant Shares."

         1. Term of Warrant. The purchase or conversion right represented by this Warrant is exercisable, in whole or in part, at any time during the period beginning on the delivery of the calculation of the Third Milestone Date (as defined in the Warrant Purchase Agreement) and ending at 5:00 p.m. Burlington, North Carolina time on the fourth anniversary of the date hereof; provided, however, if the calculation as to the Third Milestone Date shall be delivered on or after such fourth anniversary, then the purchase or conversion right represented by this Warrant shall

                                                                         A-4 - 1
remain exercisable until 5:00 p.m. Burlington, North Carolina time on the tenth day after delivery of such calculation as to the Third Milestone Date; and provided further, however, that, in the event the Holder contests such calculation within five (5) business days after receipt of such calculation by notice accompanied by reasonable detail concerning such contest, the Holder shall retain the right, exercisable until such tenth day, to deliver this Warrant (with the election at the end hereof duly executed) for exercise, which exercise would be considered effective for all purposes of this Warrant only upon the resolution of the dispute as to such calculation confirming that the applicable milestone has been met.

         2.       Exercise or Conversion of Warrant.

         2.1. Procedure for Exercise. Subject to Section 1 hereof, this Warrant may be exercised by the Holder hereof as to the whole or any lesser number of the Warrant Shares covered hereby, by the surrender of this Warrant (with the election at the end hereof duly executed) to the Company at its main office at 780 Plantation Drive, Burlington, North Carolina (the "Main Office"), or at such other place as may be designated in writing by the Company, together with a certified or bank check payable to the order of the Company (or contemporaneous wire transfer to an account in a bank located in the United States designated for such purpose by the Company) in an amount equal to the Warrant Price multiplied by the number of Warrant Shares for which such Warrants are being exercised or converted.

         2.2. Procedure for Conversion. Subject to Section 1 hereof, this Warrant may, in lieu of paying the Warrant Price in cash, be converted by the Holder hereof as to the whole or any lesser number of the Warrant Shares covered hereby, into the number of Warrant Shares calculated pursuant to the following formula by the surrender of this Warrant (with the election at the end hereof duly executed) to the Company at the Main Office:

         X  =  Y (A - B)
               --------
                   A

         where  X  =     the number of shares of Common Stock to be issued to
                         the holder;
                Y  =     the number of shares of Common Stock subject to this
                         Warrant being surrendered for conversion;
                A  =     the fair market value of one share of Common Stock; and
                B  =     the Warrant Price

         As used herein, the "fair market value" of a share of Common Stock shall mean the closing price per share of the Company's Common Stock on the principal national securities exchange on which the Common Stock is then listed or admitted to trading or, if not then listed or admitted to trading on any such exchange, on the Nasdaq National Market, or if not then listed or traded on any such exchange or market, the bid price per share on the Nasdaq Small Cap Market or, in the sole discretion of the Board of Directors of the Company, any other over-the-counter market, including the OTC Bulletin Board, which reports bid and asked or last sale prices and volume of sales, in each case volume-weighted averaged over the last ten (10) consecutive trading days before the day on which notice of exercise duly executed and this Warrant are duly delivered to the Company. If at any time such quotations are not available, the current fair market value of a share of Common Stock shall be the highest price per share that the Company could obtain from a willing buyer (not a then current employee or director) for shares

                                                                         A-4 - 2
of Common Stock sold by the Company, as determined in good faith by the Board of Directors of the Company, unless the Company shall become subject to a merger acquisition or other consolidation pursuant to which the Company will not be the surviving party, in which case the current fair market value of a share of Common Stock shall be deemed to be the value received by the holders of the Company's Common Stock for each share of Common Stock pursuant to such transaction.

         2.3. Certificate for Warrant Shares. As soon as practicable (but in any event within ten (10) days) after each such exercise or conversion of this Warrant, the Company shall issue and deliver to the Holder a certificate or certificates for the Warrant Shares issuable upon such exercise or conversion, registered in the name of the Holder or its designee. The Holder will be deemed for all purposes to be the Holder of the shares of Warrant Shares so purchased as of the first trading day following the date of such exercise. If this Warrant should be exercised or converted in part only, the Company shall, upon surrender of the certificate evidencing this Warrant for cancellation, execute and deliver a new Warrant certificate evidencing the right of the Holder to purchase the balance of the Warrant Shares (or portions thereof) subject to purchase hereunder.

         2.4. Taxes. The Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the issue and delivery of any certificate in a name other than that of the Holder, and the Company shall not be required to issue or deliver any such certificate unless and until the person or persons requesting the issue thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

         2.5. Fractional Shares. The Company shall not be required to issue fractions of shares of Common Stock or other capital stock of the Company upon the exercise or conversion of this Warrant. If any fraction of a share would be issuable on the exercise or conversion of this Warrant, the Company shall purchase such fraction for an amount in cash equal to the same fraction of the fair market value of such share of Common Stock on the date of exercise or conversion of this Warrant, determined in accordance with Section 2.2 hereof.

         3. Adjustments. Subject to the provisions of this Section 3, the Warrant Price in effect and the number of Warrant Shares issuable upon exercise or conversion hereof from time to time shall be subject to adjustment as follows:

         3.1. Stock Dividend, Split, Combination and Certain Reclassifications. If the Company shall at any time after the date hereof (i) declare a dividend on the outstanding Common Stock payable in shares of its Common Stock, (ii) subdivide the outstanding Common Stock, (iii) combine the outstanding Common Stock into a smaller number of shares, or (iv) issue any shares of its Common Stock by reclassification in connection with a consolidation or merger in which the Company is the continuing corporation, then, in each such case, the Warrant Price in effect and the number of Warrant Shares issuable upon exercise or conversion hereof at the time of the record date for such dividend or of the effective date of such subdivision, combination or reclassification, shall be proportionately adjusted so that the Holder hereof after such time shall be entitled to receive upon exercise or conversion hereof the aggregate number and kind of shares that such Holder would have owned upon exercise or conversion of this

                                                                         A-4 - 3

Warrant immediately before such time and been entitled to receive by virtue of such dividend, subdivision, combination or reclassification.

         3.2. Readjustment. If an adjustment is made under Section 3.1 and the event to which the adjustment relates does not occur or is rescinded, then any adjustments in the Exercise Price or the number of Warrant Shares that were made in accordance with such section shall be adjusted back to the Exercise Price and the number of Warrant Shares that were in effect immediately before the date of or record date for such event.

         3.3. Certificate of Adjustment. Whenever there shall be an adjustment as provided in this Section 3, the Company shall within thirty (30) days after such adjustment cause written notice thereof to be sent by registered or certified mail, postage prepaid, to the Holder, at its address set forth in
Section 5.3 of the Warrant Purchase Agreement, which notice shall be accompanied by an officer's certificate setting forth the number of Warrant Shares issuable hereunder and the Exercise Price thereof after such adjustment and setting forth a brief statement of the facts requiring such adjustment and the computation thereof. The Company may, but is not obligated to, retain a firm of independent public accountants of recognized national standing (who may be any such firm regularly employed by the Company) to make any computation required under this
Section 3, and a certificate signed by such firm shall be conclusive evidence of the correctness of the computation made under this Section 3 absent manifest error.

         3.4. Limitations. All calculations under this Section 3 shall be made to the nearest cent or to the nearest one-thousandth of a share, as the case may be. No adjustment in the Exercise Price shall be required if such adjustment is less than $0.05; provided, however, that any adjustments that by reason of this Section 3.4 are not required to be made shall be carried forward and taken into account in any subsequent adjustment.

         4.       Reorganizations; Reclassifications.

         4.1. Reorganizations. In each case of a consolidation with or merger of the Company with or into another corporation (other than a merger or consolidation in which the Company is the surviving or continuing corporation and that does not result in any reclassification of the outstanding shares of Common Stock or the conversion of such outstanding shares of Common Stock into shares of other stock or other securities or property), or in case of any sale, lease or conveyance to another corporation of the property and assets of any nature of the Company as an entirety or substantially as an entirety or in the case of a distribution by the Company of its assets with respect to the Common Stock as a liquidating or partial liquidating dividend (such actions being hereinafter collectively referred to as "Reorganizations"), there shall thereafter be deliverable upon exercise or conversion of this Warrant (in lieu of the number of Warrant Shares theretofore deliverable) the kind and amount of shares of stock or other securities or property to which a holder of the number of Warrant Shares that would otherwise have been deliverable upon the exercise or conversion hereof would have been entitled upon such Reorganization if this Warrant had been exercised or converted in full immediately before such Reorganization. In case of any Reorganization, appropriate adjustment, as determined in good faith by the Board of Directors of the Company, shall be made in the application of the provisions herein set forth with respect to the rights and interests of the Holder so that the provisions set forth herein shall thereafter be applicable, as nearly as possible, in relation to any shares or other property

                                                                         A-4 - 4
thereafter deliverable upon exercise or conversion of this Warrant. Any such adjustment shall be made by and set forth in a supplemental agreement between the Company, or any successor thereto, and the Holder and shall for all purposes hereof conclusively be deemed to be an appropriate adjustment. The Company will not effect any Reorganization involving another person unless, upon or prior to the consummation thereof, the successor person or the other person involved in the Reorganization will assume by written instrument the obligation to deliver to the Holder such shares of stock, securities, cash or property as in accordance with the foregoing provisions the Holder will be entitled to receive.

         4.2. Reclassifications. In each case of a reclassification or change of the shares of Common Stock issuable upon exercise or conversion of this Warrant (other than a change in par value or from a specified par value to no par value, or as a result of a subdivision or combination, but including any change in the shares into two or more classes or series of shares), and in each case of any consolidation or merger of another corporation into the Company in which the Company is the continuing corporation and in which there is a reclassification or change (including a change to the right to receive cash or other property) of the shares of Common Stock (other than a change in par value, or from a specified par value to no par value, or as a result of a subdivision or combination, but including any change in the shares into two or more classes or series of shares), the Holder shall have the right thereafter to receive upon exercise or conversion of this Warrant solely the kind and amount of shares of stock and other securities, property, cash, or any combination thereof receivable upon such reclassification, change, consolidation, or merger by a holder of the number of shares of Common Stock for which this Warrant might have been exercised or converted immediately before such reclassification, change, consolidation, or merger. Thereafter, appropriate provision shall be made for adjustments that shall be as nearly equivalent as practicable to the adjustments required by Section 3.

         5.       Restriction on Transfer of Warrant; Warrant Agent; Legends.

         5.1. Restrictions. The Holder may neither sell, transfer, assign (except by operation of law) or otherwise dispose of this Warrant to any other person without the prior, express written consent of the Company or in connection with an assignment of the Warrant Agreement permitted by Section 5.1 thereof. In no event shall this Warrant be transferred other than in its entirety (portions of the Warrant may not be transferred).

         5.2. Warrant Agent. The Company may, by written notice to the Holder of this Warrant, appoint an agent for the purpose of issuing securities upon exercise of this Warrant, exchanging or replacing this Warrant, or any of the foregoing, and thereafter any such issuance, exchange, or replacement as the case may be, will be made by and at the office of such agent.

         5.3. Legends. The certificate or certificates evidencing the Warrant Shares shall bear the following legend:

         "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAW AND MAY NOT BE TRANSFERRED EXCEPT (i) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR (ii) UPON FIRST

                                                                         A-4 - 5

         FURNISHING TO THE COMPANY AN OPINION OF COUNSEL SATISFACTORY TO IT AND ITS COUNSEL THAT SUCH TRANSFER IS NOT IN VIOLATION OF THE REGISTRATION REQUIREMENTS OF THE ACT OR ANY STATE SECURITIES LAW. THE TRANSFER OR EXCHANGE OF THE SHARES REPRESENTED BY THIS CERTIFICATE ARE FURTHER RESTRICTED AS DESCRIBED IN A CERTAIN WARRANT PURCHASE AGREEMENT BETWEEN THE COMPANY AND THE REGISTERED OWNER OF THE SHARES REPRESENTED BY THIS CERTIFICATE (OR SUCH OWNER'S PREDECESSOR IN INTEREST)"

         6. Authorized Shares. The Company will not by any action, including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of the Holder hereof against impairment. Without limiting the generality of the foregoing, the Company will (a) not increase the par value of any shares of Common Stock above the amount payable therefor upon the exercise of this Warrant and the issuance of the Common Stock immediately prior to such increase in par value and (b) take all such action as may be reasonably necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable shares of Common Stock, free and clear of preemptive rights and any liens, claims, encumbrances and restrictions (other than as provided herein) upon the exercise of this Warrant. The Company covenants that all shares of Common Stock issuable upon exercise or conversion of this Warrant shall, upon receipt by the Company of the full payment therefor, be validly issued, fully paid, nonassessable, and free of preemptive rights.

         7.       Miscellaneous.

         7.1. Replacement. Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant (and upon surrender of this Warrant if mutilated), upon issuance of an indemnity bond if required by the Company, and upon reimbursement of the Company's incidental expenses, the Company shall execute and deliver to the Holder hereof a new Warrant of like date, tenor and denomination.

         7.2. No Rights as Stockholder. The Holder hereof shall not have, solely on account of such status, any rights of a stockholder of the Company, either at law or in equity, or to any notice of meetings of stockholders or of any other proceedings of the Company, except as provided herein.

         7.3. Notice. Any notice given to either party under this Warrant shall be given in accordance with Section 5.3 of the Warrant Purchase Agreement.

         7.4. Governing Law. This Warrant shall be construed in accordance with the laws of the State of Delaware applicable to contracts made and performed within such state, without regard to principles of conflicts of law.

                                                                         A-4 - 6

         7.5. Prior Notice of Certain Events. The Company will deliver (by first class mail postage prepaid) to the Holder of this Warrant written notice at least ten (10) days prior to the occurrence of the following events:

                  (a) the date on which a record is to be taken for the purpose of any dividend, distribution or grant of rights, or, if a record is not to be taken, the date as of which the shareholders of Common Stock of record to be entitled to such dividend, distribution or grant of rights are to be determined;

                  (b) the date on which a record is to be taken for the purpose of determining shareholders of Common Stock entitled to vote on any reclassification, reorganization, consolidation, merger, sale, transfer, dissolution, liquidation, winding up or purchase, retirement or redemption; and

                  (c) the date, if any, as of which holders of record of the Common Stock will be entitled to exchange their Common Stock for securities or other property deliverable upon such reclassification, reorganization, consolidation, merger, sale, transfer, dissolution, liquidation, winding up, purchase, retirement or redemption.

IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed as an instrument as of May 5, 2004.

TRIPATH IMAGING, INC.

By:  __________________________________
Name:__________________________________
Title:_________________________________

                                                                         A-4 - 7

                              FORM OF SUBSCRIPTION

            (To be signed only on exercise or conversion of Warrant)

TO:      TRIPATH IMAGING, INC.

1.       Check Box that Applies:

         [] The undersigned hereby elects to purchase ______ shares of Common Stock pursuant to the terms of the attached Warrant, and tenders herewith cash payment of the purchase price of such shares in full.

         [] The undersigned hereby elects to convert ______ shares subject to the attached Warrant into shares of shares of Common Stock pursuant to the terms of the attached Warrant.

2. Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned.

Dated: __________

                   ________________________________________
                   (Signature must conform to the name of holder as
                    specified on the face of the Warrant)

                   ________________________________________
                   ________________________________________
                    (Address)

                                                                     EXHIBIT A-5

THE SECURITIES REPRESENTED BY THIS CERTIFICATE OR ISSUABLE UPON EXERCISE OR CONVERSION HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAW AND MAY NOT BE TRANSFERRED EXCEPT (i) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR (ii) UPON FIRST FURNISHING TO THE COMPANY AN OPINION OF COUNSEL SATISFACTORY TO IT AND ITS COUNSEL THAT SUCH TRANSFER IS NOT IN VIOLATION OF THE REGISTRATION REQUIREMENTS OF THE ACT OR ANY STATE SECURITIES LAW. THE TRANSFER OR EXCHANGE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE OR ISSUABLE UPON EXERCISE OR CONVERSION HEREOF ARE FURTHER RESTRICTED AS DESCRIBED HEREIN AND IN A CERTAIN WARRANT PURCHASE AGREEMENT BETWEEN THE COMPANY AND THE REGISTERED OWNER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE OR ISSUABLE UPON EXERCISE OR CONVERSION HEREOF (OR SUCH OWNER'S PREDECESSOR IN INTEREST).

                              TRIPATH IMAGING, INC.

                        WARRANT TO PURCHASE COMMON STOCK

         This certifies that, for value received, Quest Diagnostics Incorporated, a Delaware corporation (the "Holder"), is entitled to subscribe for and purchase 1,500,000 shares (subject to adjustment from time to time pursuant to the provisions of Section 3 hereof) of Common Stock of TriPath Imaging, Inc., a Delaware corporation (the "Company"), at the initial exercise price of $12.03 per share, subject to adjustment from time to time pursuant to the provisions of Section 3 hereof (the "Warrant Price"), subject to the provisions and upon the terms and conditions hereinafter set forth.

         As used herein, the term "Common Stock" shall mean the Company's Common Stock, par value $0.01 per share, and any stock or other security into or for which such Common Stock may hereafter be converted or exchanged.

         This Warrant to purchase Common Stock (this "Warrant") is issued pursuant to that certain Warrant Purchase Agreement dated as of May 1, 2004 (the "Warrant Purchase Agreement"), between the Holder and the Company, reference to which is hereby made for a statement of certain of the terms and conditions relating to this Warrant.

         The shares of Common Stock issuable upon exercise or conversion of this Warrant are referred to herein as "Warrant Shares."

         1. Term of Warrant. The purchase or conversion right represented by this Warrant is exercisable, in whole or in part, at any time during the period beginning on the delivery of the calculation of the Fourth Milestone Date (as defined in the Warrant Purchase Agreement) and ending at 5:00 p.m. Burlington, North Carolina time on the fourth anniversary of the date hereof; provided, however, if the calculation as to the Fourth Milestone Date shall be delivered on or after such fourth anniversary, then the purchase or conversion right represented by this Warrant

                                                                         A-5 - 1
shall remain exercisable until 5:00 p.m. Burlington, North Carolina time on the tenth day after delivery of such calculation as to the Fourth Milestone Date; and provided further, however, that, in the event the Holder contests such calculation within five (5) business days after receipt of such calculation by notice accompanied by reasonable detail concerning such contest, the Holder shall retain the right, exercisable until such tenth day, to deliver this Warrant (with the election at the end hereof duly executed) for exercise, which exercise would be considered effective for all purposes of this Warrant only upon the resolution of the dispute as to such calculation confirming that the applicable milestone has been met.

         2.      Exercise or Conversion of Warrant.

         2.1. Procedure for Exercise. Subject to Section 1 hereof, this Warrant may be exercised by the Holder hereof as to the whole or any lesser number of the Warrant Shares covered hereby, by the surrender of this Warrant (with the election at the end hereof duly executed) to the Company at its main office at 780 Plantation Drive, Burlington, North Carolina (the "Main Office"), or at such other place as may be designated in writing by the Company, together with a certified or bank check payable to the order of the Company (or contemporaneous wire transfer to an account in a bank located in the United States designated for such purpose by the Company) in an amount equal to the Warrant Price multiplied by the number of Warrant Shares for which such Warrants are being exercised or converted.

         2.2. Procedure for Conversion. Subject to Section 1 hereof, this Warrant may, in lieu of paying the Warrant Price in cash, be converted by the Holder hereof as to the whole or any lesser number of the Warrant Shares covered hereby, into the number of Warrant Shares calculated pursuant to the following formula by the surrender of this Warrant (with the election at the end hereof duly executed) to the Company at the Main Office:

         X  =  Y (A - B)
               --------
                   A

         where             X  =     the number of shares of Common Stock to be
                                    issued to the holder;
                           Y  =     the number of shares of Common Stock subject
                                    to this Warrant being surrendered for
                                    conversion;
                           A  =     the fair market value of one share of Common
                                    Stock; and
                           B  =     the Warrant Price

         As used herein, the "fair market value" of a share of Common Stock shall mean the closing price per share of the Company's Common Stock on the principal national securities exchange on which the Common Stock is then listed or admitted to trading or, if not then listed or admitted to trading on any such exchange, on the Nasdaq National Market, or if not then listed or traded on any such exchange or market, the bid price per share on the Nasdaq Small Cap Market or, in the sole discretion of the Board of Directors of the Company, any other over-the-counter market, including the OTC Bulletin Board, which reports bid and asked or last sale prices and volume of sales, in each case volume-weighted averaged over the last ten (10) consecutive trading days before the day on which notice of exercise duly executed and this Warrant are duly delivered to the Company. If at any time such quotations are not available, the current fair market value of a share of Common Stock shall be the highest price per share that the Company could obtain from a willing buyer (not a then current employee or director) for shares

                                                                         A-5 - 2
of Common Stock sold by the Company, as determined in good faith by the Board of Directors of the Company, unless the Company shall become subject to a merger acquisition or other consolidation pursuant to which the Company will not be the surviving party, in which case the current fair market value of a share of Common Stock shall be deemed to be the value received by the holders of the Company's Common Stock for each share of Common Stock pursuant to such transaction.

         2.3. Certificate for Warrant Shares. As soon as practicable (but in any event within ten (10) days) after each such exercise or conversion of this Warrant, the Company shall issue and deliver to the Holder a certificate or certificates for the Warrant Shares issuable upon such exercise or conversion, registered in the name of the Holder or its designee. The Holder will be deemed for all purposes to be the Holder of the shares of Warrant Shares so purchased as of the first trading day following the date of such exercise. If this Warrant should be exercised or converted in part only, the Company shall, upon surrender of the certificate evidencing this Warrant for cancellation, execute and deliver a new Warrant certificate evidencing the right of the Holder to purchase the balance of the Warrant Shares (or portions thereof) subject to purchase hereunder.

         2.4. Taxes. The Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the issue and delivery of any certificate in a name other than that of the Holder, and the Company shall not be required to issue or deliver any such certificate unless and until the person or persons requesting the issue thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

         2.5. Fractional Shares. The Company shall not be required to issue fractions of shares of Common Stock or other capital stock of the Company upon the exercise or conversion of this Warrant. If any fraction of a share would be issuable on the exercise or conversion of this Warrant, the Company shall purchase such fraction for an amount in cash equal to the same fraction of the fair market value of such share of Common Stock on the date of exercise or conversion of this Warrant, determined in accordance with Section 2.2 hereof.

         3. Adjustments. Subject to the provisions of this Section 3, the Warrant Price in effect and the number of Warrant Shares issuable upon exercise or conversion hereof from time to time shall be subject to adjustment as follows:

         3.1. Stock Dividend, Split, Combination and Certain Reclassifications. If the Company shall at any time after the date hereof (i) declare a dividend on the outstanding Common Stock payable in shares of its Common Stock, (ii) subdivide the outstanding Common Stock, (iii) combine the outstanding Common Stock into a smaller number of shares, or (iv) issue any shares of its Common Stock by reclassification in connection with a consolidation or merger in which the Company is the continuing corporation, then, in each such case, the Warrant Price in effect and the number of Warrant Shares issuable upon exercise or conversion hereof at the time of the record date for such dividend or of the effective date of such subdivision, combination or reclassification, shall be proportionately adjusted so that the Holder hereof after such time shall be entitled to receive upon exercise or conversion hereof the aggregate number and kind of shares that such Holder would have owned upon exercise or conversion of this

                                                                         A-5 - 3

Warrant immediately before such time and been entitled to receive by virtue of such dividend, subdivision, combination or reclassification.

         3.2. Readjustment. If an adjustment is made under Section 3.1 and the event to which the adjustment relates does not occur or is rescinded, then any adjustments in the Exercise Price or the number of Warrant Shares that were made in accordance with such section shall be adjusted back to the Exercise Price and the number of Warrant Shares that were in effect immediately before the date of or record date for such event.

         3.3. Certificate of Adjustment. Whenever there shall be an adjustment as provided in this Section 3, the Company shall within thirty (30) days after such adjustment cause written notice thereof to be sent by registered or certified mail, postage prepaid, to the Holder, at its address set forth in
Section 5.3 of the Warrant Purchase Agreement, which notice shall be accompanied by an officer's certificate setting forth the number of Warrant Shares issuable hereunder and the Exercise Price thereof after such adjustment and setting forth a brief statement of the facts requiring such adjustment and the computation thereof. The Company may, but is not obligated to, retain a firm of independent public accountants of recognized national standing (who may be any such firm regularly employed by the Company) to make any computation required under this
Section 3, and a certificate signed by such firm shall be conclusive evidence of the correctness of the computation made under this Section 3 absent manifest error.

         3.4. Limitations. All calculations under this Section 3 shall be made to the nearest cent or to the nearest one-thousandth of a share, as the case may be. No adjustment in the Exercise Price shall be required if such adjustment is less than $0.05; provided, however, that any adjustments that by reason of this Section 3.4 are not required to be made shall be carried forward and taken into account in any subsequent adjustment.

         4.       Reorganizations; Reclassifications.

         4.1. Reorganizations. In each case of a consolidation with or merger of the Company with or into another corporation (other than a merger or consolidation in which the Company is the surviving or continuing corporation and that does not result in any reclassification of the outstanding shares of Common Stock or the conversion of such outstanding shares of Common Stock into shares of other stock or other securities or property), or in case of any sale, lease or conveyance to another corporation of the property and assets of any nature of the Company as an entirety or substantially as an entirety or in the case of a distribution by the Company of its assets with respect to the Common Stock as a liquidating or partial liquidating dividend (such actions being hereinafter collectively referred to as "Reorganizations"), there shall thereafter be deliverable upon exercise or conversion of this Warrant (in lieu of the number of Warrant Shares theretofore deliverable) the kind and amount of shares of stock or other securities or property to which a holder of the number of Warrant Shares that would otherwise have been deliverable upon the exercise or conversion hereof would have been entitled upon such Reorganization if this Warrant had been exercised or converted in full immediately before such Reorganization. In case of any Reorganization, appropriate adjustment, as determined in good faith by the Board of Directors of the Company, shall be made in the application of the provisions herein set forth with respect to the rights and interests of the Holder so that the provisions set forth herein shall thereafter be applicable, as nearly as possible, in relation to any shares or other property

                                                                         A-5 - 4
thereafter deliverable upon exercise or conversion of this Warrant. Any such adjustment shall be made by and set forth in a supplemental agreement between the Company, or any successor thereto, and the Holder and shall for all purposes hereof conclusively be deemed to be an appropriate adjustment. The Company will not effect any Reorganization involving another person unless, upon or prior to the consummation thereof, the successor person or the other person involved in the Reorganization will assume by written instrument the obligation to deliver to the Holder such shares of stock, securities, cash or property as in accordance with the foregoing provisions the Holder will be entitled to receive.

         4.2. Reclassifications. In each case of a reclassification or change of the shares of Common Stock issuable upon exercise or conversion of this Warrant (other than a change in par value or from a specified par value to no par value, or as a result of a subdivision or combination, but including any change in the shares into two or more classes or series of shares), and in each case of any consolidation or merger of another corporation into the Company in which the Company is the continuing corporation and in which there is a reclassification or change (including a change to the right to receive cash or other property) of the shares of Common Stock (other than a change in par value, or from a specified par value to no par value, or as a result of a subdivision or combination, but including any change in the shares into two or more classes or series of shares), the Holder shall have the right thereafter to receive upon exercise or conversion of this Warrant solely the kind and amount of shares of stock and other securities, property, cash, or any combination thereof receivable upon such reclassification, change, consolidation, or merger by a holder of the number of shares of Common Stock for which this Warrant might have been exercised or converted immediately before such reclassification, change, consolidation, or merger. Thereafter, appropriate provision shall be made for adjustments that shall be as nearly equivalent as practicable to the adjustments required by Section 3.

         5.       Restriction on Transfer of Warrant; Warrant Agent; Legends.

         5.1. Restrictions. The Holder may neither sell, transfer, assign (except by operation of law) or otherwise dispose of this Warrant to any other person without the prior, express written consent of the Company or in connection with an assignment of the Warrant Agreement permitted by Section 5.1 thereof. In no event shall this Warrant be transferred other than in its entirety (portions of the Warrant may not be transferred).

         5.2. Warrant Agent. The Company may, by written notice to the Holder of this Warrant, appoint an agent for the purpose of issuing securities upon exercise of this Warrant, exchanging or replacing this Warrant, or any of the foregoing, and thereafter any such issuance, exchange, or replacement as the case may be, will be made by and at the office of such agent.

         5.3. Legends. The certificate or certificates evidencing the Warrant Shares shall bear the following legend:

         "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAW AND MAY NOT BE TRANSFERRED EXCEPT (i) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR (ii) UPON FIRST

                                                                         A-5 - 5

         FURNISHING TO THE COMPANY AN OPINION OF COUNSEL SATISFACTORY TO IT AND ITS COUNSEL THAT SUCH TRANSFER IS NOT IN VIOLATION OF THE REGISTRATION REQUIREMENTS OF THE ACT OR ANY STATE SECURITIES LAW. THE TRANSFER OR EXCHANGE OF THE SHARES REPRESENTED BY THIS CERTIFICATE ARE FURTHER RESTRICTED AS DESCRIBED IN A CERTAIN WARRANT PURCHASE AGREEMENT BETWEEN THE COMPANY AND THE REGISTERED OWNER OF THE SHARES REPRESENTED BY THIS CERTIFICATE (OR SUCH OWNER'S PREDECESSOR IN INTEREST)"

         6. Authorized Shares. The Company will not by any action, including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of the Holder hereof against impairment. Without limiting the generality of the foregoing, the Company will (a) not increase the par value of any shares of Common Stock above the amount payable therefor upon the exercise of this Warrant and the issuance of the Common Stock immediately prior to such increase in par value and (b) take all such action as may be reasonably necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable shares of Common Stock, free and clear of preemptive rights and any liens, claims, encumbrances and restrictions (other than as provided herein) upon the exercise of this Warrant. The Company covenants that all shares of Common Stock issuable upon exercise or conversion of this Warrant shall, upon receipt by the Company of the full payment therefor, be validly issued, fully paid, nonassessable, and free of preemptive rights.

         7.       Miscellaneous.

         7.1. Replacement. Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant (and upon surrender of this Warrant if mutilated), upon issuance of an indemnity bond if required by the Company, and upon reimbursement of the Company's incidental expenses, the Company shall execute and deliver to the Holder hereof a new Warrant of like date, tenor and denomination.

         7.2. No Rights as Stockholder. The Holder hereof shall not have, solely on account of such status, any rights of a stockholder of the Company, either at law or in equity, or to any notice of meetings of stockholders or of any other proceedings of the Company, except as provided herein.

         7.3. Notice. Any notice given to either party under this Warrant shall be given in accordance with Section 5.3 of the Warrant Purchase Agreement.

         7.4. Governing Law. This Warrant shall be construed in accordance with the laws of the State of Delaware applicable to contracts made and performed within such state, without regard to principles of conflicts of law.

                                                                         A-5 - 6

         7.5. Prior Notice of Certain Events. The Company will deliver (by first class mail postage prepaid) to the Holder of this Warrant written notice at least ten (10) days prior to the occurrence of the following events:

                  (a) the date on which a record is to be taken for the purpose of any dividend, distribution or grant of rights, or, if a record is not to be taken, the date as of which the shareholders of Common Stock of record to be entitled to such dividend, distribution or grant of rights are to be determined;

                  (b) the date on which a record is to be taken for the purpose of determining shareholders of Common Stock entitled to vote on any reclassification, reorganization, consolidation, merger, sale, transfer, dissolution, liquidation, winding up or purchase, retirement or redemption; and

                  (c) the date, if any, as of which holders of record of the Common Stock will be entitled to exchange their Common Stock for securities or other property deliverable upon such reclassification, reorganization, consolidation, merger, sale, transfer, dissolution, liquidation, winding up, purchase, retirement or redemption.

IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed as an instrument as of May 5, 2004.

TRIPATH IMAGING, INC.

By:  ___________________________________
Name:___________________________________
Title:__________________________________

                                                                         A-5 - 7

                              FORM OF SUBSCRIPTION

            (To be signed only on exercise or conversion of Warrant)

TO:      TRIPATH IMAGING, INC.

1.       Check Box that Applies:

         [] The undersigned hereby elects to purchase ______ shares of Common Stock pursuant to the terms of the attached Warrant, and tenders herewith cash payment of the purchase price of such shares in full.

         [] The undersigned hereby elects to convert ______ shares subject to the attached Warrant into shares of shares of Common Stock pursuant to the terms of the attached Warrant.

2. Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned.

Dated: __________
                    ________________________________________
                    (Signature must conform to the name of holder as
                     specified on the face of the Warrant)

                    ________________________________________
                    ________________________________________
                     (Address)